UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material pursuant to Rule 14a-12

MASSMUTUAL SELECT FUNDS

MASSMUTUAL PREMIER FUNDS

MASSMUTUAL ADVANTAGE FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MASSMUTUAL SELECT FUNDS

MASSMUTUAL PREMIER FUNDS

MASSMUTUAL ADVANTAGE FUNDS

PLEASE REVIEW AND VOTE PROMPTLY UPON RECEIPT

April 1, 2022

Dear Shareholder:

You are receiving this proxy statement due to your investment in one or more mutual funds comprising the MassMutual Select Funds, the MassMutual Premier Funds, or the MassMutual Advantage Funds (separately, the “Trust” and together the “Trusts”). In this proxy statement, each of those mutual funds is referred to as a “Fund” or the “Funds”; each Fund is a series of a Trust.

Included in this booklet is information about the upcoming shareholders’ meeting of the Funds (the “Meeting”) to be held on May 25, 2022:

•	Important Information to Help You Understand and Provide Voting Instructions on the Proposals;
•	A Notice of Meeting of Shareholders of each of the Funds, which summarizes the issues for which you are being asked to provide voting instructions; and
•	A Proxy Statement for the Meeting, which provides comprehensive information on the specific issues being considered at the Meeting.

Also enclosed are your voting instruction card(s) and a postage-paid return envelope. You can also provide instructions by telephone or by Internet. Simply call the toll-free number or visit the web site indicated on your voting instruction card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

Each proposal has been carefully reviewed by the Funds’ Board of Trustees. The Trustees believe that these proposals are in the interests of shareholders. The Trustees recommend that you vote FOR each proposal.

We encourage you to review each of these items thoroughly. A prompt response on your part will help to ensure that your interests are represented.

Thank you for responding promptly to this important proxy vote.

Sincerely,

Paul LaPiana

President

MassMutual Select Funds

MassMutual Premier Funds

MassMutual Advantage Funds

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Important Information to Help You Understand and Provide Voting Instructions on the Proposals

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

What proposals am I being asked to vote on?

All shareholders will be asked to provide voting instructions on the following proposals:

1.	To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series.

Depending on the Funds in which you have an interest, you may be asked to provide voting instructions on one or more of the following proposals for any Fund:

2.	To change the status of the MassMutual Blue Chip Growth Fund and the MassMutual Disciplined Growth Fund from “diversified” to “non-diversified.” (To be voted upon by shareholders of the applicable Funds.)

How do the Trustees recommend that I vote?

The Trustees recommend that shareholders vote FOR each of the proposals.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your voting instruction card(s) and following the recorded instructions.

On-line: Visit www.proxyvote.com and following the on-line instructions.

By mail: Complete and sign the enclosed voting instruction card(s) and mail it (them) in the enclosed postage-paid return envelope.

Proposal 1. To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series.

What are shareholders being asked to do?

Shareholders are being asked to elect R. Bradford Malt, Cynthia R. Plouché, and Jason J. Price, who are not currently Trustees, and to elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, C. Ann Merrifield, Clifford M. Noreen, and Susan B. Sweeney, each of whom currently serves as a Trustee.

Will a majority of the Trustees be independent of MassMutual?

Yes. Eight of the 10 members of the Board will be “independent Trustees,” one of whom will serve as the independent Chairperson of the Board. Only two will be considered “interested persons” of MML Investment Advisers, LLC (“MML Advisers”), the investment adviser to the Trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), which is the federal statute that governs the management and operations of mutual funds.

Proposal 2. To change the status of the MassMutual Blue Chip Growth Fund and the MassMutual Disciplined Growth Fund from “diversified” to “non-diversified.”

Why are you proposing this change?

MassMutual Blue Chip Growth Fund and MassMutual Disciplined Growth Fund are currently classified as “diversified” funds for purposes of Section 5(b)(1) of the 1940 Act. Both funds are managed against the Russell 1000® Growth Index, which has become increasingly concentrated in its top holdings (e.g., Apple, Microsoft, and Amazon). Due to the 1940 Act diversification requirements, the Fund must underweight these holdings relative to their weights in the Russell 1000® Growth Index even if the portfolio managers find them to be attractive investment opportunities. In practice, this means that the Funds are unable to invest in these issuers to the extent that the portfolio managers desire as a result of the need to comply with the 1940 Act diversification requirements. Non-diversified status will give each Fund’s investment team increased flexibility to invest a greater percentage of the Fund’s assets in a more limited number of issuers, similar to the

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Fund’s benchmark. Although each Fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting its larger investments, MML Advisers believes these additional risks are outweighed by the potential for improved performance.

After careful consideration, each Fund’s Board of Trustees has unanimously determined that the reclassification of the Fund as non-diversified would be in the best interest of the Fund and its shareholders.

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NOTICE OF MEETING OF SHAREHOLDERS

To Be Held on May 25, 2022

MASSMUTUAL SELECT FUNDS

MASSMUTUAL PREMIER FUNDS

MASSMUTUAL ADVANTAGE FUNDS

1295 State Street

Springfield, Massachusetts 01111-0001

MassMutual Total Return Bond Fund

MassMutual Strategic Bond Fund

MassMutual Select BlackRock Global Allocation Fund

MassMutual Diversified Value Fund

MassMutual Fundamental Value Fund

MM S&P 500® Index Fund

MassMutual Equity Opportunities Fund

MassMutual Fundamental Growth Fund

MassMutual Blue Chip Growth Fund

MassMutual Growth Opportunities Fund

MassMutual Mid Cap Value Fund

MassMutual Small Cap Value Equity Fund

MassMutual Small Company Value Fund

MM S&P® Mid Cap Index Fund

MM Russell 2000® Small Cap Index Fund

MassMutual Mid Cap Growth Fund

MassMutual Small Cap Growth Equity Fund

MM MSCI EAFE® International Index Fund

MassMutual Overseas Fund

MassMutual Select T. Rowe Price International Equity Fund

MassMutual 20/80 Allocation Fund

MassMutual 40/60 Allocation Fund

MassMutual 60/40 Allocation Fund

MassMutual 80/20 Allocation Fund

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund

MassMutual RetireSMARTSM by JPMorgan 2020 Fund

MassMutual RetireSMARTSM by JPMorgan 2025 Fund

MassMutual RetireSMARTSM by JPMorgan 2030 Fund

MassMutual RetireSMARTSM by JPMorgan 2035 Fund

MassMutual RetireSMARTSM by JPMorgan 2040 Fund

MassMutual RetireSMARTSM by JPMorgan 2045 Fund

MassMutual RetireSMARTSM by JPMorgan 2050 Fund

MassMutual RetireSMARTSM by JPMorgan 2055 Fund

MassMutual RetireSMARTSM by JPMorgan 2060 Fund

MassMutual Select T. Rowe Price Retirement Balanced Fund

MassMutual Select T. Rowe Price Retirement 2005 Fund

MassMutual Select T. Rowe Price Retirement 2010 Fund

MassMutual Select T. Rowe Price Retirement 2015 Fund

MassMutual Select T. Rowe Price Retirement 2020 Fund

MassMutual Select T. Rowe Price Retirement 2025 Fund

MassMutual Select T. Rowe Price Retirement 2030 Fund

MassMutual Select T. Rowe Price Retirement 2035 Fund

MassMutual Select T. Rowe Price Retirement 2040 Fund

MassMutual Select T. Rowe Price Retirement 2045 Fund

MassMutual Select T. Rowe Price Retirement 2050 Fund

MassMutual Select T. Rowe Price Retirement 2055 Fund

MassMutual Select T. Rowe Price Retirement 2060 Fund

MM Equity Asset Fund

MassMutual Select T. Rowe Price Bond Asset Fund

MassMutual Select T. Rowe Price Emerging Markets Bond Fund

MassMutual Select T. Rowe Price Large Cap Blend Fund

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund

MassMutual Select T. Rowe Price Real Assets Fund

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

MassMutual U.S. Government Money Market Fund

MassMutual Inflation-Protected and Income Fund

MassMutual Core Bond Fund

MassMutual Diversified Bond Fund

MassMutual Balanced Fund

MassMutual Disciplined Value Fund

MassMutual Main Street Fund

MassMutual Disciplined Growth Fund

MassMutual Small Cap Opportunities Fund

MassMutual Global Fund

MassMutual International Equity Fund

MassMutual Strategic Emerging Markets Fund

MassMutual Short-Duration Bond Fund

MassMutual High Yield Fund

MassMutual Global Floating Rate Fund

MassMutual Global Credit Income Opportunities Fund

MassMutual Emerging Markets Debt Blended Total Return Fund

MassMutual Global Emerging Markets Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Dear Shareholder:

Due to your investment in one or more mutual funds comprising the MassMutual Select Funds, the MassMutual Premier Funds, or the MassMutual Advantage Funds (separately, a “Trust” and together the “Trusts”), you are entitled to vote on certain proposals to be considered at the meeting of shareholders (the “Meeting”).

The Meeting will be held on May 25, 2022 at 3:00 p.m. EST (the “Meeting Date”) solely by means of remote communication. Instructions on participating in the Meeting are provided below. You are entitled to vote on Proposal 1 below, and, depending on the Fund(s) you own, potentially on Proposal 2:

1.	To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office (To be voted upon by the shareholders of the Trusts as a whole);
2.	To change the status of the MassMutual Blue Chip Growth Fund and the MassMutual Disciplined Growth Fund from “diversified” to “non-diversified” (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund); and
3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Trust will hold its meeting simultaneously with the other Trusts. With respect to Proposal 1, all of the shareholders of Funds that are series of the same Trust will vote together as a single class. With respect to Proposal 2, shareholders of the applicable Funds will vote separately.

Attached to this notice is the Proxy Statement of the Funds. You are urged to read this statement carefully before voting by telephone or Internet or completing your voting instruction card.

To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/MassMutual/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Trusts’ proxy tabulator.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s voting instruction card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank, or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 2 days prior to Meeting Date, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/MassMutual/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Andrew M. Goldberg

Secretary

MassMutual Select Funds

MassMutual Premier Funds

MassMutual Advantage Funds

April 1, 2022

It is important that your shares be represented. Please provide voting instructions by telephone or by Internet by following the instructions on your voting instruction card, or promptly mark your voting instructions on the enclosed card; then, sign, date, and mail it in the accompanying postage-paid return envelope. Your prompt response will help ensure that your interests are represented.

MassMutual Select Funds

MASSMUTUAL PREMIER FUNDs

MASSMUTUAL ADVANTAGE FUNDs

1295 State Street

Springfield, Massachusetts 01111-0001

MassMutual Total Return Bond Fund

MassMutual Strategic Bond Fund

MassMutual Select BlackRock Global Allocation Fund

MassMutual Diversified Value Fund

MassMutual Fundamental Value Fund

MM S&P 500® Index Fund

MassMutual Equity Opportunities Fund

MassMutual Fundamental Growth Fund

MassMutual Blue Chip Growth Fund

MassMutual Growth Opportunities Fund

MassMutual Mid Cap Value Fund

MassMutual Small Cap Value Equity Fund

MassMutual Small Company Value Fund

MM S&P® Mid Cap Index Fund

MM Russell 2000® Small Cap Index Fund

MassMutual Mid Cap Growth Fund

MassMutual Small Cap Growth Equity Fund

MM MSCI EAFE® International Index Fund

MassMutual Overseas Fund

MassMutual Select T. Rowe Price International Equity Fund

MassMutual 20/80 Allocation Fund

MassMutual 40/60 Allocation Fund

MassMutual 60/40 Allocation Fund

MassMutual 80/20 Allocation Fund

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund

MassMutual RetireSMARTSM by JPMorgan 2020 Fund

MassMutual RetireSMARTSM by JPMorgan 2025 Fund

MassMutual RetireSMARTSM by JPMorgan 2030 Fund

MassMutual RetireSMARTSM by JPMorgan 2035 Fund

MassMutual RetireSMARTSM by JPMorgan 2040 Fund

MassMutual RetireSMARTSM by JPMorgan 2045 Fund

MassMutual RetireSMARTSM by JPMorgan 2050 Fund

MassMutual RetireSMARTSM by JPMorgan 2055 Fund

MassMutual RetireSMARTSM by JPMorgan 2060 Fund

MassMutual Select T. Rowe Price Retirement Balanced Fund

MassMutual Select T. Rowe Price Retirement 2005 Fund

MassMutual Select T. Rowe Price Retirement 2010 Fund

MassMutual Select T. Rowe Price Retirement 2015 Fund

MassMutual Select T. Rowe Price Retirement 2020 Fund

MassMutual Select T. Rowe Price Retirement 2025 Fund

MassMutual Select T. Rowe Price Retirement 2030 Fund

MassMutual Select T. Rowe Price Retirement 2035 Fund

MassMutual Select T. Rowe Price Retirement 2040 Fund

MassMutual Select T. Rowe Price Retirement 2045 Fund

MassMutual Select T. Rowe Price Retirement 2050 Fund

MassMutual Select T. Rowe Price Retirement 2055 Fund

MassMutual Select T. Rowe Price Retirement 2060 Fund

MM Equity Asset Fund

MassMutual Select T. Rowe Price Bond Asset Fund

MassMutual Select T. Rowe Price Emerging Markets Bond Fund

MassMutual Select T. Rowe Price Large Cap Blend Fund

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund

MassMutual Select T. Rowe Price Real Assets Fund

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

MassMutual U.S. Government Money Market Fund

MassMutual Inflation-Protected and Income Fund

MassMutual Core Bond Fund

MassMutual Diversified Bond Fund

MassMutual Balanced Fund

MassMutual Disciplined Value Fund

MassMutual Main Street Fund

MassMutual Disciplined Growth Fund

MassMutual Small Cap Opportunities Fund

MassMutual Global Fund

MassMutual International Equity Fund

MassMutual Strategic Emerging Markets Fund

MassMutual Short-Duration Bond Fund

MassMutual High Yield Fund

MassMutual Global Floating Rate Fund

MassMutual Global Credit Income Opportunities Fund

MassMutual Emerging Markets Debt Blended Total Return Fund

MassMutual Global Emerging Markets Equity Fund

PROXY STATEMENT

FOR THE MEETING OF SHAREHOLDERS

To Be Held on May 25, 2022

Important Notice Regarding the Availability of this Proxy Statement

This Proxy Statement is available at www.proxyvote.com

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the MassMutual Select Funds, MassMutual Premier Funds, and MassMutual Advantage Funds (each a “Trust” and together, the “Trusts”), of which each of the above-referenced funds (each, a “Fund” and collectively, the “Funds”) is a series, for use at the meeting of the shareholders of the Funds (the “Meeting”) to be held solely by means of remote communication at 3:00 p.m., EST, on May 25, 2022, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement, and the enclosed voting instruction card are first being mailed, or otherwise being made available, to shareholders on or about April 8, 2022. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the “Proposals”). This Proxy Statement contains information you should know before voting on the Proposals. The following are the Proposals presented in this Proxy Statement for which the Funds are soliciting proxies and the Funds that are affected by such Proposals:

Proposal	Affected Funds
Proposal 1: To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office.	All Funds
Proposal 2: To change the status of the MassMutual Blue Chip Growth Fund and the MassMutual Disciplined Growth Fund from “diversified” to “non-diversified.”	MassMutual Blue Chip Growth Fund and MassMutual Disciplined Growth Fund

This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying voting instruction card. Supplementary solicitations of proxies may be made by mail, telephone, facsimile, or electronic mail (“e-mail”) by officers of the Trusts and officers and employees of MML Investment Advisers, LLC (the “Adviser”) or its affiliates, and other representatives of the Trusts.

Shareholders of record at the close of business on February 25, 2022 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. The number of shares of each Fund issued and outstanding on the Record Date is shown in Appendix A. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. With respect to Proposal 1, each Trust will vote separately. This means that for each Trust, the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class. With respect to Proposal 2, each Fund will vote separately.

The principal executive offices of the Trusts are located at 1295 State Street, Springfield, MA 01111-0001. Upon request and without charge, the Trusts will furnish each person to whom this Proxy Statement is delivered with a copy of the Funds’ latest annual and semiannual reports (if any) to shareholders. You may obtain copies of one or more reports without charge by telephoning toll-free (888) 309-3539, or by writing to the Trust at c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111-0001. The expenses of the preparation of the Proxy Statement and related materials, including printing and delivery costs, and vote solicitation will be borne by the Funds.

The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”), the proxy tabulation agent, to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be approximately $623,464.74 and may increase substantially in the event any vote is contested or increased solicitation efforts are required.

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I.	PROPOSAL 1: ELECTION OF TRUSTEES

Affected Funds: All Funds

The Board’s Nominating and Governance Committee is responsible for making recommendations concerning the nominees for election as Trustees of the Funds. The Nominating and Governance Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds. Those Trustees who are not “interested persons” of the Funds are referred to as “Independent Trustees” in this Section I of the Proxy Statement.

The Board is currently comprised of eight Trustees: Allan W. Blair, R. Alan Hunter, Jr., Nabil N. El-Hage, Maria D. Furman, Michael R. Fanning, C. Ann Merrifield, Clifford M. Noreen, and Susan B. Sweeney. All of those Trustees are Independent Trustees except Mr. Fanning and Mr. Noreen. Mr. Hunter is expected to retire in June 2022 under the Board’s retirement policy and will not stand for re-election. The Board’s Nominating and Governance Committee has nominated R. Bradford Malt, Cynthia R. Plouché, and Jason J. Price to stand for election to the Board of Trustees of the Trusts and Messrs. Blair, El-Hage, Fanning, and Noreen and Mses. Furman, Merrifield, and Sweeney, each of whom currently serves as a Trustee, to stand for election to the Board of Trustees of the Trusts (collectively, the “Nominees”).

If elected, each Trustee of the Trusts will serve until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Unless the Trustees determine that it is desirable and in the best interest of the Trusts that an exception to the retirement policy of the Trusts be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of Massachusetts Mutual Life Insurance Company (“MassMutual”) or an affiliate.

The following table provides information concerning the Nominees for election by shareholders. Unless otherwise noted, (i) each Trustee and Nominee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001.

Name And Age	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee [1]
Independent Trustees
Allan W. Blair Year of Birth: 1948	Trustee	Since 2003 with MassMutual Select Funds; Since 2012 with MassMutual Premier Funds; Since 2021 with MassMutual Advantage Funds	Retired.	115	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Nabil N. El-Hage Year of Birth: 1958	Trustee	Since 2012 with MassMutual Select Funds; Since 2003 with MassMutual Premier Funds (Chairperson 2006-2012); Since 2021 with MassMutual Advantage Funds.	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	116	Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairperson (2006-2012), MML Series Investment Fund II (open-end investment company): Chairperson and Trustee (since 2021) MassMutual AccessSM Pine Point Fund (closed-end investment company).
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Name And Age	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee [1]
Maria D. Furman Year of Birth: 1954	Trustee	Since 2012 with MassMutual Select Funds; Since 2004 with MassMutual Premier Funds; Since 2021 with MassMutual Advantage Funds.	Retired.	115	Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
R. Alan Hunter, Jr.[2] Year of Birth: 1946	Trustee	Since 2003 with MassMutual Select Funds (Chairperson 2016-2021); Since 2012 with MassMutual Premier Funds (Chairperson 2016-2021); Since 2021 with MassMutual Advantage Funds (Chairperson in 2021).	Retired.	115	Trustee (since 2003), Chairperson (2016-2021), MML Series Investment Fund (open-end investment company); Trustee (since 2012), Chairperson (2016-2021), MML Series Investment Fund II (open-end investment company).
R. Bradford Malt Year of Birth: 1954	Nominee	N/A	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Funds and MassMutual).[3]	N/A	N/A
C. Ann Merrifield Year of Birth: 1951	Trustee	Since 2012 with MassMutual Select Funds; Since 2004 with MassMutual Premier Funds; Since 2021 with MassMutual Advantage Funds.	Retired.	115	Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
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Name And Age	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee [1]
Cynthia R. Plouché Year of Birth: 1957	Nominee	N/A	Retired; Assessor (2014-2018), Moraine Township (property assessment).	1	Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
Jason J. Price Year of Birth: 1973	Nominee	N/A	Co-Founder and Chairman of the Board (2017-2021) NXTHVN (arts organization); Principal (2012-2017), Exaltare Capital Partners, LLC (private equity firm).	1	Trustee (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
Susan B. Sweeney Year of Birth: 1952	Chairperson[4] and Trustee	Since 2009 with MassMutual Select Funds (Chairperson since 2022); Since 2012 with MassMutual Premier Funds (Chairperson since 2022); Since 2021 with MassMutual Advantage Funds (Chairperson since 2022).	Retired.	118[5]	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).
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Name And Age	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee [1]
Interested Trustees
Michael R. Fanning[6] Year of Birth: 1963	Trustee	Since 2021, MassMutual Select Funds, MassMutual Premier Funds, and MassMutual Advantage Funds.	Director (since 2016), MML Advisers; Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	115	Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).
Clifford M. Noreen[6] Year of Birth: 1957	Trustee	Since 2021, MassMutual Select Funds, MassMutual Premier Funds, and MassMutual Advantage Funds.	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings, LLC.	117[5]	Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

[1]	Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the 1940 Act.

[2]	Mr. Hunter is expected to retire in June 2022 under the Board’s retirement policy and will not stand for re-election.

[3]	Mr. Malt retired as a partner of Ropes & Gray LLP on December 31, 2019 and was named Chairman Emeritus of the firm at that time.

[4]	The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms.
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[5]	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

[6]	Mr. Fanning and Mr. Noreen are “Interested Persons,” as that term is defined in the 1940 Act, as employees of MassMutual.

Nominee Qualifications

The Trusts’ Agreements and Declarations of Trust do not set forth any specific qualifications to serve as a trustee. The charter of the Nominating and Governance Committee of each Trust states that all Independent Trustee candidates must have a college degree or, in the judgment of the Committee, equivalent business experience; and that the Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;
(ii)	relevant industry and related experience;
(iii)	educational background;
(iv)	depth and breadth of financial expertise, including whether the candidate would qualify as an “independent” “audit committee financial expert” as those terms are defined in Item 3 of Form N-CSR;

(v)	whether, and to what extent, a candidate’s background, experience, and skills would complement the background, experience, and skills of the Board’s existing Trustees; and
(vi)	an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity.

In the case of a shareholder-recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs. The Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the nomination of that individual (as of the date of this Proxy Statement). Each Trustee or Nominee was nominated to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as president and/or CEO of several non-profit and quasi-public organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Michael R. Fanning — As an executive and/or director of financial services and insurance companies, Mr. Fanning has experience with financial, regulatory, and operational issues. He also has served as an audit committee member for financial services and insurance companies. Mr. Fanning holds a BA in Economics and a BA in Organizational Behavior and Management from Brown University.

Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and

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investment committee member and a director, treasurer and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

R. Alan Hunter, Jr.1 — As the former chairman of the board of non-profit organizations and a former director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

R. Bradford Malt — As a current Chairman Emeritus, a former Chairman, and a former partner of a corporate law firm, which serves as counsel to the Trusts and to MML Advisers, with over 40 years of financial services experience, Mr. Malt has expertise in financial, regulatory, and operational issues. He has also served as a director for several public and private companies. Mr. Malt holds an AB in Applied Mathematics from Harvard College and a JD from Harvard Law School.

C. Ann Merrifield — As a trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and two public life sciences companies and currently serves on the audit committee for another public life sciences company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Clifford M. Noreen — As an executive of financial services companies with over 35 years of investment management experience, a director of several private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen holds a BA from the University of Massachusetts and an MBA from American International College.

Cynthia R. Plouché — As a former assessor of a township, a former portfolio manager for asset management firms, and a former chief investment officer and managing director of an asset management firm with over 32 years of financial services experience, Ms. Plouché has experience with financial, regulatory, and operational issues. She has also served as a trustee and audit committee member for open-end investment companies and a trustee for a closed-end investment company. Ms. Plouché holds a BA in Psychology and Social Relations from Harvard University and an MBA from the Wharton School at the University of Pennsylvania.

Jason J. Price — As a former executive with over 25 years of financial services experience, Mr. Price has experience with financial, regulatory, and operational issues. He served as a Senior Vice President of Cigna Investment Management from 2009 to 2012 and as Head of Private Equity for the State of Connecticut Office of the Treasurer from 2005 to 2009. Mr. Price holds a BA in Business Administration from Morehouse College and an MBA from Harvard Business School.

Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 35 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. From 2010 to 2014, she was Chief Investment Officer and Senior Vice President of Selective Insurance Company of America. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.

1  Mr. Hunter is expected to retire in June 2022 under the Board’s retirement policy and will not stand for re-election.

Board Leadership Structure and Risk Oversight

The Board is currently comprised of eight Trustees, a majority of whom are Independent Trustees. The Board is generally responsible for the management and oversight of the business and affairs of the Trusts. The Trustees formulate the general policies of the Trusts and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Independent Trustees have retained independent legal counsel.

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The Board has appointed an Independent Trustee Chairperson of the Trusts. The Chairperson presides at Board meetings and may call a Board or committee meeting when she deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trusts’ management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trusts.

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting, and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Board Committees and Meetings. The Board met for the MassMutual Select Funds six times during the fiscal year ended September 30, 2021. The Board met for the MassMutual Premier Funds eight times during the fiscal year ended September 30, 2021. The Board met for the MassMutual Advantage Funds four times during the fiscal year ended September 30, 2021. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board.

Audit Committee. The Trusts have an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts. The Audit Committee, whose members are Messrs. Blair, El-Hage, and Hunter and

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Mses. Furman and Merrifield, oversees each Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended September 30, 2021, the Audit Committee of the MassMutual Select Funds and MassMutual Premier Funds met four times. During the fiscal year ended September 30, 2021, the Audit Committees of the MassMutual Advantage Funds met one time. The Board has adopted a written charter for the Audit Committee, a current copy of which is available in Appendix B. The Funds currently do not maintain a website on which the charter is available.

Nominating and Governance Committee. The Trusts have a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trusts. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended September 30, 2021, the Nominating and Governance Committees of the MassMutual Select Funds and MassMutual Premier Funds met four times. During the fiscal year ended September 30, 2021, the Nominating and Governance Committee of the MassMutual Advantage Funds met one time because they were launched in December 2021. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage. The Board has adopted a written charter for the Nominating and Governance Committee, a current copy of which is available in Appendix C. The Funds currently do not maintain a website on which the charter is available.

The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trusts in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of a Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of a Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111-0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Shareholder Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder

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Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as the Nominating and Governance Committee may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Contract Committee. The Trusts have a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trusts. The Contract Committees of the MassMutual Select Funds and the MassMutual Premier Funds met twice during the fiscal year ended September 30, 2021. The Contract Committee for the MassMutual Advantage Funds did not meet during the fiscal year ended September 30, 2021. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trusts’ investment management agreements and subadvisory agreements.

Trustee Compensation.

MassMutual Select Funds. Effective January 1, 2022, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $36,905 per quarter plus a fee of $5,368 per in-person meeting attended plus a fee of $5,368 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

During 2021, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $35,175 per quarter plus a fee of $5,360 per in-person meeting attended plus a fee of $5,360 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust

MassMutual Premier Funds. Effective January 1, 2022, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,960 per quarter plus a fee of $576 per in-person meeting attended plus a fee of $576 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

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During 2021, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $4,200 per quarter plus a fee of $640 per in-person meeting attended plus a fee of $640 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust

MassMutual Advantage Funds. Effective January 1, 2022, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $715 per quarter plus a fee of $104 per in-person meeting attended plus a fee of $104 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

Effective October 1, 2021, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $525 per quarter plus a fee of $80 per in-person meeting attended plus a fee of $80 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The table in Appendix D discloses the fees paid to each Trustee by each Fund for its most recent fiscal year (ending September 30, 2021) and the fees paid to each Trustee in the Fund complex during the period ended September 30, 2021. The Trusts have no pension or retirement plan, but do have deferred compensation plans. The MassMutual Select Funds plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited at a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee. The MassMutual Premier Funds plan provides for amounts deferred prior to January 1, 2012, plus interest, to be credited at a rate of interest equal to that of the U.S. Corporate Bond Index as of January 1, 2012, to be reset every two years. Amounts deferred after January 1, 2012, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee. The MassMutual Advantage Funds plan provides for amounts deferred, plus or minus earnings, to be “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

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Share Ownership of the Trustees of the Trusts and the Nominees. The table below sets forth information regarding the Trustees’ and Nominees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2021. The table also sets forth the dollar range of equity securities beneficially owned by each Trustee and each Nominee of all Funds that are overseen by the Trustee in the same family of funds as the Funds.

Name of Trustee/Nominee	The Dollar Range of Equity Securities Beneficially Owned in MassMutual Select Funds	The Dollar Range of Equity Securities Beneficially Owned in MassMutual Premier Funds	The Dollar Range of Equity Securities Beneficially Owned in MassMutual Advantage Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies To Be Overseen by Trustee in Family of Investment Companies
Independent Trustees/Nominees
Allan W. Blair	None	None	None	Over $100,000
Nabil N. El-Hage	None	None	None	None
Maria D. Furman,	None	None	None	None
R. Alan Hunter Jr.[1]	None	None	None	None
R. Bradford Malt[2]	None	None	None	None
C. Ann Merrifield	None	None	None	None
Cynthia R. Plouché[2]	None	None	None	None
Jason J. Price[2]	None	None	None	None
Susan B. Sweeney	None	None	None	None
Interested Trustees
Michael R. Fanning	None	None	None	None
Clifford M. Noreen	None	None	None	None

[1]	Mr. Hunter is expected to retire from the Board in June 2022 and is not standing for re-election.
[2]	Mr. Malt, Ms. Plouché, and Mr. Price did not serve as a Trustee of the Board during any Fund’s recently completed fiscal year or during the calendar year 2021.

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2021, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Mr. Fanning, $10,001-$50,000; Ms. Furman, None; Mr. Hunter, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; and Ms. Sweeney, None.

As of January 4, 2022, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

To the knowledge of the Trusts, as of December 31, 2021, the Independent Trustees, the Nominees who would qualify as Independent Trustees, and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.

Shareholder Communications to the Trustees. Shareholders may send communications to the Trustees by addressing such correspondence directly to the Secretary of the Trusts, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trusts’ Chief Compliance Officer.

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The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trusts or their operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Vote Required. With respect to Proposal 1, each Trust will vote separately. This means that for each Trust, the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class. The Nominees receiving the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting, if a quorum is present, shall be elected.

II.	PROPOSAL 2: TO CHANGE THE STATUS OF THE MASSMUTUAL BLUE CHIP GROWTH FUND AND MASSMUTUAL DISCIPLINED GROWTH FUND FROM DIVERSIFIED FUNDS TO NON-DIVERSIFIED FUNDS

Affected Funds:

MassMutual Blue Chip Growth Fund

MassMutual Disciplined Growth Fund

The Trustees are recommending that shareholders of each Fund approve the reclassification of the Fund’s diversification status from “diversified” to “non-diversified.” As a diversified fund, each Fund is currently limited in its ownership of securities of any single issuer. If the reclassification is approved by shareholders, each Fund will not be subject to its current limitations and may therefore hold a greater percentage of its assets in the securities of any single issuer. The Fund’s reclassification would provide the Fund’s investment team with more investment flexibility and the potential to improve performance. Relatedly, each Fund currently has a fundamental policy on diversification. Under the 1940 Act, a change to a Fund’s diversification status from diversified to non-diversified requires shareholder approval. If shareholders approve changing a Fund’s status from diversified to non-diversified, then the Fund’s related fundamental policy will be eliminated.

The investment objective of the MassMutual Blue Chip Growth Fund is to seek growth of capital over the long term. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Loomis Sayles & Company, L.P. (“Loomis Sayles”), currently define blue chip growth companies to mean firms that, in the subadviser’s view, are well-established in their industries and have the potential for above-average earnings growth. At times, implementing the Fund’s investment strategy has been a challenge due to requirements to maintain the Fund’s diversified status. The Fund is managed against the Russell 1000® Growth Index, which has become increasingly concentrated in its top holdings (e.g., Apple, Microsoft, and Amazon). Due to the 1940 Act diversification requirements, the Fund must underweight these holdings relative to their weights in the Russell 1000® Growth Index even if the portfolio managers find them to be attractive investment opportunities. Further, as blue chip growth companies become even more attractive investments, the Fund’s portfolio managers may not be able to take full advantage of those investment opportunities as a result of the need to maintain compliance with the 1940 Act diversification requirements. By changing the Fund to non-diversified status, the Fund’s portfolio managers could increase the Fund’s investment in their highest conviction investment ideas as they would not be constrained by the 1940 Act diversification requirements. T. Rowe Price and Loomis Sayles believe that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because non-diversified status will provide the Fund’s investment team with increased investment flexibility and potential for better investment performance.

The investment objective of the MassMutual Disciplined Growth Fund is to seek long-term total return. The Fund invests primarily in equity securities of U.S. large-and mid-cap companies. The Fund currently invests substantially all of its assets in companies represented in the Russell 1000® Growth Index at the time of purchase, although the Fund is actively managed and is not an index fund or a passively managed investment. As of December 31, 2021, the market capitalization range of companies included in the Russell 1000® Growth Index is from $594.18 million to $2,913.28 billion. The Russell 1000® Growth Index has become increasingly concentrated in its top holdings (e.g., Apple, Microsoft, and Amazon). Due to the 1940 Act diversification requirements, the Fund must underweight these holdings relative to their weights in the Russell 1000® Growth Index even if the portfolio managers find them to be attractive investment opportunities. In practice, this means that the Fund is unable to invest in these issuers to the extent that the portfolio managers desire as a result of the need to comply with the 1940 Act diversification requirements. The Fund’s subadviser,

13

Wellington Management Company LLP (“Wellington”), believes this market concentration is likely to continue and that reclassifying the Fund as non-diversified would provide the Fund’s investment team with increased investment flexibility and the potential for better investment performance.

Under Section 5(b) of the 1940 Act a fund must be classified as either diversified or non-diversified. The 1940 Act provides that a fund that is classified as diversified, with respect to 75% of its total assets, may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. Government securities, securities of other investment companies, or cash and cash items (including receivables). The remaining 25% of a diversified fund’s total assets are not subject to these limitations.

A non-diversified fund is not subject to these limitations and may therefore hold a greater percentage of its assets in the securities of a single issuer. Changing the Funds’ status to non-diversified would allow the Funds to continue to grow unconstrained by the diversification limits and to invest more assets in fewer issuers or any one issuer.

Approval of this Proposal will not affect each Fund’s ability to comply with the diversification and other requirements of Internal Revenue Code of 1986, as amended, (the “Code”), which are applicable to the Fund so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of each Fund’s taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies) or (y) in the securities of one or more publicly traded partnerships

Concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. While investing a larger portion of the Funds’ assets in the stocks of fewer issuers may prove beneficial when such issuers outperform the market, larger investments in the stocks of fewer issuers will also magnify any negative or under-performance by such issuers. In general, because the Funds’ performance may become more closely tied to the value of a single issuer or small number of issuers, it is likely to become more volatile than the performance of more diversified funds. However, the Adviser and the respective subadvisers believe these additional risks are outweighed by the potential for increased investment flexibility.

The Board recommends that each Fund’s current fundamental investment restriction with respect to diversification of investments be eliminated so that the Funds may be reclassified as non-diversified funds. If Proposal 2 is not adopted by a Fund’s shareholders, the Fund’s fundamental investment restriction with respect to diversification will remain the same and the Trustees will consider what action, if any, would be in the best interests of shareholders. The reclassification of each Fund is not contingent on the approval by shareholders of the reclassification of any other Fund.

Vote Required. Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of a Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy. Each Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 2. Changing the diversification status of each Fund is not contingent on the approval by shareholders of the diversification status of any other Fund.

III.	OTHER INFORMATION

Certain additional information regarding the Trusts, the Funds, and the Meeting is presented below.

Investment Advisers and Administrators. MML Investment Advisers, LLC, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is the investment adviser and administrator of each Fund. AllianceBernstein L.P., located at 501 Commerce Street, Nashville, Tennessee 37203, is the subadviser for a portion of the portfolio of the MassMutual Small Company Value Fund. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri

14

64111, is the subadviser for a portion of the portfolios of the MassMutual Mid Cap Value Fund and MassMutual Small Company Value Fund. Barings LLC (“Barings”), an indirect, wholly-owned subsidiary of MassMutual, located at 300 South Tryon Street, Charlotte, North Carolina 28202, is the subadviser for the MassMutual U.S. Government Money Market Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Short-Duration Bond Fund, MassMutual High Yield Fund, MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund. In addition, Baring International Investment Limited (“BIIL”), located at 20 Old Bailey, London, EC4M 7BF, United Kingdom, serves as sub-subadviser for the MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Short-Duration Bond Fund, MassMutual High Yield Fund, MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund and, subject to the supervision of Barings, is authorized to conduct securities transactions on behalf of the Funds. BIIL is a wholly-owned subsidiary of Barings. Barrow, Hanley, Mewhinney & Strauss, LLC, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is the subadviser for a portion of the portfolios of the MassMutual Fundamental Value Fund and MassMutual Small Cap Value Equity Fund. BlackRock Investment Management, LLC, located at 1 University Square, Princeton, New Jersey 08540, is the subadviser for the MassMutual Select BlackRock Global Allocation Fund. Boston Partners Global Investors, Inc., located at One Beacon Street, 30th Floor, Boston, Massachusetts 02108, is the subadviser for a portion of the portfolio of the MassMutual Fundamental Value Fund. Brandywine Global Investment Management, LLC, located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, is the subadviser for a portion of the portfolios of the MassMutual Strategic Bond Fund and MassMutual Diversified Value Fund. Frontier Capital Management Company, LLC, located at 99 Summer Street, Boston, Massachusetts 02110, is the subadviser for a portion of the portfolio of the MassMutual Mid Cap Growth Fund. Harris Associates L.P., located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, is the subadviser for a portion of the portfolio of the MassMutual Overseas Fund. Invesco Advisers, Inc. (“Invesco Advisers”), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, is the subadviser for the MassMutual Balanced Fund, MassMutual Main Street Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, MassMutual Strategic Emerging Markets Fund, and a portion of the portfolio of the MassMutual Small Cap Growth Equity Fund. In addition, Invesco Capital Management LLC (“ICM”), located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, serves as sub-subadviser for the MassMutual Balanced Fund and, subject to the supervision of Invesco Advisers, is authorized to trade securities and make discretionary investment decisions on behalf of the Fund. ICM is a wholly-owned subsidiary of Invesco Ltd. J.P. Morgan Investment Management Inc., located at 383 Madison Avenue, New York, New York 10179, is the subadviser for the MM Equity Asset Fund and provides the glide path and tactical allocations for the MassMutual RetireSMART by JPMorgan Funds. Jackson Square Partners, LLC, located at One Letterman Drive, Building A, Suite A3-200, San Francisco, California 94129, is the subadviser for a portion of the portfolio of the MassMutual Growth Opportunities Fund. Loomis, Sayles & Company, L.P., located at One Financial Center, Boston, Massachusetts 02111, is the subadviser for a portion of the portfolio of the MassMutual Blue Chip Growth Fund. Massachusetts Financial Services Company, located at 111 Huntington Avenue, Boston, Massachusetts 02199, is the subadviser for a portion of the portfolio of the MassMutual Overseas Fund. Metropolitan West Asset Management, LLC, located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, is the subadviser for the MassMutual Total Return Bond Fund. Northern Trust Investments, Inc., located at 50 South LaSalle Street, Chicago, Illinois 60603, is the subadviser for the MM S&P 500® Index Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, and MM MSCI EAFE® International Index Fund. PanAgora Asset Management, Inc., located at One International Place, 24th Floor, Boston, Massachusetts 02110, is the subadviser for a portion of the portfolio of the MassMutual Mid Cap Value Fund. Sands Capital Management, LLC, located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, is the subadviser for a portion of the portfolio of the MassMutual Growth Opportunities Fund. T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, is the subadviser for the MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, and a portion of the portfolios of the MassMutual Diversified Value Fund, MassMutual Equity

15

Opportunities Fund, MassMutual Blue Chip Growth Fund, and MassMutual Mid Cap Growth Fund. In addition, T. Rowe Price Investment Management, Inc., located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-subadviser for the MassMutual Mid Cap Growth Fund and MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, each of T. Rowe Price International Ltd (“T. Rowe Price International”), located at 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom, T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”), located at 6/F Chater House, 8 Connaught Place, Central Hong Kong, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price Singapore”), located at 501 Orchard Road, #10-02 Wheelock Place, Singapore, 238880, serves as sub-subadviser for the MassMutual Select T. Rowe Price International Equity Fund, T. Rowe Price International serves as sub-subadviser for the MassMutual Select T. Rowe Price Bond Asset Fund, and T. Rowe Price Japan, Inc. (“T. Rowe Price Japan”), located at Gran Tokyo South Tower 7F, I-9-2, Marunouchi, 1-chome, Chiyoda-ku, Tokyo, 100-6607, serves as sub-subadviser for the MassMutual Select T. Rowe Price Real Assets Fund. T. Rowe Price International and T. Rowe Price Investment Management, Inc. are wholly-owned subsidiaries of T. Rowe Price and each of T. Rowe Price Hong Kong, T. Rowe Price Japan, and T. Rowe Price Singapore is a wholly-owned subsidiary of T. Rowe Price International, and, subject to the supervision of T. Rowe Price, is authorized to make discretionary investment decisions on behalf of the Funds. Thompson, Siegel & Walmsley LLC, located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230, is the subadviser for a portion of the portfolios of the MassMutual Mid Cap Value Fund and MassMutual International Equity Fund. Wellington Management Company LLP, located at 280 Congress Street, Boston, Massachusetts 02210, is the subadviser for the MassMutual Disciplined Value Fund, MassMutual Disciplined Growth Fund, and a portion of the portfolios of the MassMutual Equity Opportunities Fund, MassMutual Fundamental Growth Fund, MassMutual Small Cap Value Equity Fund, MassMutual Small Cap Growth Equity Fund, and MassMutual International Equity Fund. Western Asset Management Company, LLC, located at 385 E. Colorado Boulevard, Pasadena, California 91101, and Western Asset Management Company Limited, located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, are subadvisers for a portion of the portfolio of the MassMutual Strategic Bond Fund. Westfield Capital Management, L.P., located at One Financial Center, Boston, Massachusetts 02111, is the subadviser for a portion of the portfolio of the MassMutual Fundamental Growth Fund. MassMutual, located at 1295 State Street, Springfield, Massachusetts 01111-0001, and State Street Bank and Trust Company, located at 1 Iron Street, Boston, Massachusetts 02210, are the sub-administrators to the Funds.

Independent Registered Public Accounting Firm. The firm of Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the independent registered public accounting firm for each Fund’s 2020 and 2021 fiscal years, as well as the current fiscal year.

Deloitte & Touche and its affiliates provide audit services and assistance and consultation in connection with tax returns and the reviewing of various Securities and Exchange Commission filings. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and are expected to be available should any matter arise requiring their presence.

Appendix E attached hereto includes tables that set forth for each Fund for each Fund’s two most recent fiscal years, the fees billed by Deloitte & Touche and its affiliates, where applicable, for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s service affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)

Audit Fees – fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees – fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, and internal control reviews.

(iii)	Tax Fees – fees associated with tax compliance, tax advice, and tax planning, including services relating to the filing or amendment of federal, state, or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

(iv)	All Other Fees – fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees,” “Audit- Related Fees,” and “Tax Fees.”
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Appendix E attached hereto also sets forth the aggregate fees billed by Deloitte & Touche for each Fund’s two most recent fiscal years, for non-audit services rendered to each Fund and to each Fund’s service affiliates. During the periods indicated in the tables attached hereto as Appendix E, no services described above under “Audit- Related Fees,” “Tax Fees,” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Annual and Semiannual Reports. Each Fund’s annual report for the fiscal year ended September 30, 2021, and semiannual report for the period ended March 31, 2021, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its report for the fiscal year ended September 30, 2021, or semiannual period ended March 31, 2021, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111-0001 or by calling 888-309-3539.

Copies of Proxy Statements. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you want to receive multiple copies of this Proxy Statement or to receive only one copy in the future, you can submit your request by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111-0001 or by calling 888-309-3539.

Ownership of Fund Shares. Appendix F sets forth the shareholders who beneficially owned more than 5% of the outstanding shares of any class of each Fund.

Ownership by Officers of the Trust. As of January 4, 2022, the officers of the Trust, individually and as a group, owned less than 1% of the outstanding shares of any of the Funds.

Certain Matters relating to the Fund, the Trust, and the Meeting. The holders of 10% of the shares of the Trust or a Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting with respect to the Trust or that Fund, as the case may be. Any lesser number shall be sufficient for adjournments.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast as to a Proposal, the proxy will be voted in favor of such Proposal.

The Agreement and Declaration of Trust provides that a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless, at or prior to exercise of the proxy, the Trust receives a specific written notice to the contrary from any one of them. The Agreement and Declaration of Trust further provides that a proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and that the burden of proving invalidity shall rest on the challenger.

A proxy may be revoked by a shareholder at any time before it has been voted, by a written revocation received by the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment as to a Proposal those proxies which they are entitled to vote in favor of that Proposal. They will vote against any such adjournment as to a Proposal those proxies required to be voted against that Proposal and will not vote any proxies as to adjournment in respect of a Proposal that direct them to abstain from voting on that Proposal. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon, and such action will

17

be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Funds.

At the time of the preparation of this Proxy Statement, the Trusts’ officers and the Adviser have not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice. If other matters are properly presented to the Meeting for action, or any adjournment(s) thereof, the persons named in the properly executed proxies will vote or refrain from voting in accordance with their best judgment on those matters.

Shareholder Proposals at Future Meetings. The Trusts are not required to hold annual or other periodic meetings of shareholders, except as required by the 1940 Act, and do not intend to do so. The next meeting of shareholders will be held at such time as the Trustees of each Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time before the Trust solicits proxies for that meeting, as determined by the Trustees, to be included in the Trust’s proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

PLEASE PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR BY INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, or COMPLETE, DATE, AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

April 1, 2022

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APPENDIX A

The following table shows the total number of shares outstanding for each class of each Fund as of the Record Date (February 25, 2022).

Class of Shares	Total Number of Shares Outstanding
MassMutual Total Return Bond Fund
Class I	63,996,691.075
Class R5	3,375,418.625
Service	6,126,080.135
Administrative	1,650,619.781
Class A	1,193,614.151
Class R4	7,062,739.609
Class R3	2,098,934.384
MassMutual Strategic Bond Fund
Class I	32,180,749.183
Class R5	6,806,846.144
Service	4,250,811.248
Administrative	3,198,889.969
Class A	2,033,692.939
Class R4	2,825,569.586
Class R3	680,134.422
MassMutual Select BlackRock Global Allocation Fund
Class I	60,462,171.846
Class R5	168,819.567
Service	487,819.461
Administrative	586,742.452
Class A	213,419.349
Class R4	520,570.751
Class R3	1,090,164.901
MassMutual Diversified Value Fund
Class I	18,734,355.446
Class R5	4,689,219.478
Service	1,219,881.022
Administrative	1,610,172.021
Class A	2,132,579.276
Class R4	994,196.474
Class R3	82,598.277
MassMutual Fundamental Value Fund
Class I	36,134,244.435
Class R5	10,389,691.824
Service	3,216,320.176
Administrative	4,617,234.052
Class A	3,059,158.729
Class R4	1,057,004.667
Class R3	183,122.679
A-1

Class of Shares	Total Number of Shares Outstanding
MM S&P 500 Index Fund
Class I	72,051,196.248
Class R5	23,894,353.437
Service	17,882,314.038
Administrative	16,521,998.842
Class A	1,018,621.231
Class R4	23,415,650.381
Class R3	14,842,204.15
MassMutual Equity Opportunities Fund
Class I	22,767,500.444
Class R5	7,689,303.385
Service	2,520,654.875
Administrative	2,738,004.679
Class A	2,870,617.632
Class R4	547,181.614
Class R3	251,595.323
MassMutual Fundamental Growth Fund
Class I	2,698,153.189
Class R5	2,206,193.192
Service	1,543,194.344
Administrative	1,948,296.023
Class A	3,996,294.948
Class R4	536,236.194
Class R3	850,209.134
MassMutual Blue Chip Growth Fund
Class I	97,167,195.540
Class R5	19,867,078.779
Service	7,377,691.045
Administrative	10,374,852.479
Class A	5,147,416.495
Class R4	4,665,106.356
Class R3	2,248,969.484
MassMutual Growth Opportunities Fund
Class I	33,519,194.220
Class R5	8,684,328.113
Service	3,689,893.960
Administrative	6,335,121.754
Class A	7,333,371.008
Class R4	542,773.126
Class R3	842,666.185
A-2

Class of Shares	Total Number of Shares Outstanding
MassMutual Mid Cap Value Fund
Class I	9,529,144.499
Class R5	88,087.243
Service	21,456.016
Administrative	77,271.964
Class A	122,663.238
Class R4	23,327.578
Class R3	10,601.683
MassMutual Small Cap Value Equity Fund
Class I	3,795,765.822
Class R5	867,694.374
Service	282,936.208
Administrative	255,387.193
Class A	550,273.341
Class R4	140,297.378
Class R3	72,641.099
MassMutual Small Company Value Fund
Class I	1,5817,620.309
Class R5	5,399,609.759
Service	822,369.800
Administrative	1,221,033.534
Class A	1,356,765.644
Class R4	79,258.306
Class R3	42,874.891
MM S&P Mid Cap Index Fund
Class I	7,756,803.666
Class R5	2,265,661.834
Service	1,270,720.312
Administrative	2,270,737.986
Class A	1,570,838.917
Class R4	4,843,401.271
Class R3	7,155,135.744
MM Russell 2000 Small Cap Index Fund
Class I	6,781,515.327
Class R5	1,501,876.369
Service	839,775.297
Administrative	2,242,552.183
Class A	1,280,611.865
Class R4	3,836,203.637
Class R3	4,122,347.072
A-3

Class of Shares	Total Number of Shares Outstanding
MassMutual Mid Cap Growth Fund
Class I	225,246,102.576
Class R5	56,310,502.088
Service	10,608,166.804
Administrative	9,598,531.209
Class A	7,127,514.485
Class R4	4,962,884.887
Class R3	1,683,603.476
MassMutual Small Cap Growth Equity Fund
Class I	30,799,695.038
Class R5	8,213,394.043
Service	2,207,669.229
Administrative	2,188,720.804
Class A	2,908,084.430
Class R4	1,635,273.269
Class R3	676,127.829
MM MSCI EAFE International Index Fund
Class I	5,247,689.617
Class R5	1,217,562.262
Service	291,453.498
Administrative	1,865,104.834
Class A	1,101,737.654
Class R4	2,077,024.959
Class R3	2,529,190.174
MassMutual Overseas Fund
Class I	40,491,864.436
Class R5	13,607,383.940
Service	4,872,469.938
Administrative	1,931,195.509
Class A	2,298,237.679
Class R4	2,409,633.685
Class R3	756,073.058
MassMutual Select T. Rowe Price International Equity Fund
Class I	161,288,465.8
MassMutual 20/80 Allocation Fund
Class I	1,839,241.084
Class R5	836,968.242
Service	12,483,394.213
Administrative	2,224,700.759
Class A	1,794,289.964
Class R4	366,817.534
Class R3	623,256.5
A-4

Class of Shares	Total Number of Shares Outstanding
MassMutual 40/60 Allocation Fund
Class I	5,424,104.149
Class R5	787,338.931
Service	1,726,459.091
Administrative	3,866,298.680
Class A	5,795,742.879
Class R4	3,888,195.460
Class R3	1,982,831.701
MassMutual 60/40 Allocation Fund
Class I	3,516,228.683
Class R5	2,033,824.273
Service	2,658,359.188
Administrative	5,051,576.060
Class A	5,640,859.310
Class R4	1,036,880.793
Class R3	1,288,436.733
MassMutual 80/20 Allocation Fund
Class I	3,811,614.162
Class R5	652,342.371
Service	1,357,983.051
Administrative	2,052,309.141
Class A	2,516,732.632
Class R4	1,261,251.719
Class R3	1,665,731.404
MassMutual RetireSMART by JPMorgan In Retirement Fund
Class I	1,412,407.005
Class R5	415,662.526
Service	822,778.424
Administrative	2,660,979.023
Class A	1,211,110.553
Class R4	1,051,680.884
Class R3	1,903,490.633
MassMutual RetireSMART by JPMorgan 2020 Fund
Class I	3,972,757.816
Class R5	2,769,901.733
Service	1,582,513.000
Administrative	2,575,457.113
Class A	2,405,052.956
Class R4	1,665,896.356
Class R3	4,023,197.002
A-5

Class of Shares	Total Number of Shares Outstanding
MassMutual RetireSMART by JPMorgan 2025 Fund
Class I	4,519,870.582
Class R5	114,955.720
Service	554,733.692
Administrative	2,827,849.975
Class A	1,081,350.688
Class R4	2,261,971.729
Class R3	4,697,059.943
MassMutual RetireSMART by JPMorgan 2030 Fund
Class I	5,074,465.091
Class R5	6,923,884.941
Service	2,290,800.499
Administrative	5,919,777.823
Class A	3,050,930.181
Class R4	2,394,211.695
Class R3	7,304,869.964
MassMutual RetireSMART by JPMorgan 2035 Fund
Class I	3,943,939.885
Class R5	285,597.795
Service	588,224.215
Administrative	2,498,360.738
Class A	993,620.844
Class R4	1,812,105.238
Class R3	4,088,446.126
MassMutual RetireSMART by JPMorgan 2040 Fund
Class I	4,026,740.371
Class R5	4,610,881.587
Service	1,717,967.083
Administrative	5,306,534.384
Class A	1,893,409.887
Class R4	1,648,785.173
Class R3	4,416,365.469
MassMutual RetireSMART by JPMorgan 2045 Fund
Class I	2,497,631.865
Class R5	109,801.651
Service	289,072.001
Administrative	2,033,113.369
Class A	7,333,96.069
Class R4	1,546,512.392
Class R3	3,024,756.676
A-6

Class of Shares	Total Number of Shares Outstanding
MassMutual RetireSMART by JPMorgan 2050 Fund
Class I	3,064,479.507
Class R5	5,446,661.520
Service	1,116,057.098
Administrative	5,241,614.039
Class A	1,385,388.573
Class R4	1,733,838.379
Class R3	3,659,600.566
MassMutual RetireSMART by JPMorgan 2055 Fund
Class I	1,331,853.786
Class R5	93,527.236
Service	273,541.528
Administrative	1,070,463.892
Class A	228,951.732
Class R4	701,613.596
Class R3	2,301,721.775
MassMutual RetireSMART by JPMorgan 2060 Fund
Class I	1,252,235.138
Class R5	20,738.587
Service	235,282.750
Administrative	226,397.948
Class A	51,137.564
Class R4	105,367.280
Class R3	137,597.853
MassMutual Select T. Rowe Price Retirement Balanced Fund
Class I	1,645,305.945
Class M5	9,545,983.631
Class M4	675,908.143
Class M3	336,830.995
MassMutual Select T. Rowe Price Retirement 2005 Fund
Class I	1,155,840.608
Class M5	545,840.046
Class M4	181,423.029
Class M3	110,288.391
MassMutual Select T. Rowe Price Retirement 2010 Fund
Class I	4,740,608.003
Class M5	2,416,196.719
Class M4	1,219,304.292
Class M3	808,189.696
MassMutual Select T. Rowe Price Retirement 2015 Fund
Class I	4,510,918.672
Class M5	3,945,097.384
Class M4	615,066.196
Class M3	431,152.667
A-7

Class of Shares	Total Number of Shares Outstanding
MassMutual Select T. Rowe Price Retirement 2020 Fund
Class I	18,089,651.339
Class M5	17,715,763.898
Class M4	6,817,548.935
Class M3	3,146,200.025
MassMutual Select T. Rowe Price Retirement 2025 Fund
Class I	21,996,677.282
Class M5	11,396,203.316
Class M4	5,344,083.345
Class M3	2,975,227.64
MassMutual Select T. Rowe Price Retirement 2030 Fund
Class I	33,318,028.477
Class M5	38,103,650.761
Class M4	14,196,922.489
Class M3	5,784,208.741
MassMutual Select T. Rowe Price Retirement 2035 Fund
Class I	20,334,127.814
Class M5	12,963,896.254
Class M4	6,330,644.757
Class M3	2,430,726.729
MassMutual Select T. Rowe Price Retirement 2040 Fund
Class I	22,803,635.914
Class M5	33,821,462.584
Class M4	11,569,197.998
Class M3	4,404,123.391
MassMutual Select T. Rowe Price Retirement 2045 Fund
Class I	13,420,901.308
Class M5	10,508,876.673
Class M4	5,477,702.705
Class M3	1,770,861.93
MassMutual select T. Rowe Price Retirement 2050 Fund
Class I	14,434,373.030
Class M5	22,199,226.297
Class M4	8,319,358.445
Class M3	2,988,065.386
MassMutual Select T. Rowe Price Retirement 2055 Fund
Class I	6,421,300.344
Class M5	7,612,905.952
Class M4	3,018,049.883
Class M3	1,143,490.228
A-8

Class of Shares	Total Number of Shares Outstanding
MassMutual Select T. Rowe Price Retirement 2060 Fund
Class I	3,291,405.109
Class M5	2,002,603.266
Class M4	1,195,968.170
Class M3	357,571.31
MM Equity Asset Fund
Class I	45,124,852.09
MassMutual Select T. Rowe Price Bond Asset Fund
Class I	76,001,087.32
MassMutual Select T. Rowe Price Emerging Markets Bond Fund
Class I	11,406,449.38
MassMutual Select T. Rowe Price Large Cap Blend Fund
Class I	163,356,999.6
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Class I	29,314,134.78
MassMutual Select T. Rowe Price Real Assets Fund
Class I	13,993,286.17
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
Class I	65,501,165.18
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Class I	16,682,541.68
MassMutual U.S. Government Money Market Fund
Class R5	208,720,019.4
MassMutual Inflation-Protected and Income Fund
Class I	18,173,923.921
Class R5	8,075,868.557
Service	4,557,168.636
Administrative	1,080,353.984
Class A	1,140,068.207
Class R4	444,592.184
Class R3	286,792.639
MassMutual Core Bond Fund
Class I	60,186,806.279
Class R5	20,814,091.466
Service	4,123,897.826
Administrative	4,404,060.593
Class A	4,541,653.135
Class R4	571,018.893
Class R3	26,803.9
A-9

Class of Shares	Total Number of Shares Outstanding
MassMutual Diversified Bond Fund
Class I	10,175,928.802
Class R5	7,217,620.392
Service	654,933.004
Administrative	1,151,879.207
Class A	950,310.771
Class R4	467,322.441
Class R3	116,381.516
MassMutual Balanced Fund
Class I	4,980,585.640
Class R5	3,269,191.424
Service	778,096.050
Administrative	686,055.518
Class A	1,473,954.714
Class R3	1,244,450.004
Class R4	524,665.842
MassMutual Disciplined Value Fund
Class I	2,297,798.059
Class R5	1,707,100.733
Service	1,137,203.904
Administrative	119,406.507
Class A	457,832.802
Class R4	107,884.251
Class R3	309,988.454
MassMutual Main Street Fund
Class I	2,348,121.345
Class R5	3,811,236.116
Service	11,074.535
Administrative	2,129,972.816
Class A	916,297.724
Class R4	721,247.110
Class R3	91,337.909
MassMutual Disciplined Growth Fund
Class I	3,354,724.091
Class R5	9,908,703.200
Service	2,561,708.830
Administrative	3,306,851.752
Class A	2,308,446.170
Class R4	874,599.603
Class R3	543,193.29
A-10

Class of Shares	Total Number of Shares Outstanding
MassMutual Small Cap Opportunities Fund
Class I	4,952,224.662
Class R5	7,496,457.117
Service	1,174,966.282
Administrative	1,491,572.099
Class A	3,098,627.828
Class R4	904,748.250
Class R3	560,701.799
MassMutual Global Fund
Class I	5,630,498.625
Class R5	6,056,383.208
Service	520,366.784
Administrative	4,757,754.667
Class A	1,033,049.892
Class R4	893,366.178
Class R3	808,111.57
MassMutual International Equity Fund
Class I	9,615,052.619
Class R5	4,848,779.758
Service	381,394.953
Administrative	273,638.778
Class A	1,454,145.305
Class R4	130,999.414
Class R3	324,017.347
MassMutual Strategic Emerging Markets Fund
Class I	12,551,345.907
Class R5	228,202.878
Service	196,954.820
Administrative	22,702.282
Class A	50,167.850
Class R4	35,301.492
Class R3	94,017.699
MassMutual Short-Duration Bond Fund
Class I	18,063,871.550
Class R5	5,856,294.790
Service	269,367.242
Administrative	1,374,622.285
Class A	1,546,146.626
Class R4	1,071,847.214
Class R3	1,255,898.255
Class Y	80,632,931.033
Class L	11,231,757.598
Class C	138,553.888
A-11

Class of Shares	Total Number of Shares Outstanding
MassMutual High Yield Fund
Class I	38,330,317.518
Class R5	4,760,904.052
Service	3,100,516.585
Administrative	2,153,929.737
Class A	1,367,073.970
Class R4	4,454,045.503
Class R3	3,555,043.330
Class Y	3,201,963.857
Class C	11,017.323
MassMutual Global Floating Rate Fund
Class I	9,820,149.536
Class Y	32,709,944.248
Class L	5,935,555.266
Class C	802,239.230
MassMutual Global Credit Income Opportunities Fund
Class I	723,586.544
Class Y	9,040,074.970
Class L	6,696,288.309
Class C	613,598.203
MassMutual Emerging Markets Debt Blended Total Return Fund
Class I	91.824
Class Y	11,526,941.697
Class L	1,449,053.705
Class C	73,692.513
MassMutual Global Emerging Markets Equity Fund
Class I	490,000.000
Class Y	505,779.109
Class L	10,000.000
Class C	10,000.000
A-12

APPENDIX B

Audit Committee Charter

Amended and Restated as of January 5, 2012,

as further amended as of May 15, 2013,

as further amended as of May 14, 2014

as further amended as of September 14, 2017

as further amended as of June 16, 2021

1.	The Audit Committee (the “Committee”) of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II (the “Trusts”) shall be composed entirely of Independent Trustees.[1] The Committee has adopted this Audit Committee Charter (the “Charter”) to govern its activities.

2.	The purposes of the Committee are:

(a)	to oversee the Trusts’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the financial statements of the Trusts’ series (each a “Fund” and collectively, the “Funds”) and the independent audit thereof;

(c)	to act as a liaison between the Trusts’ independent registered public accounting firm (the “independent auditors”) and the full Board of Trustees (the “Board”); and

(d)	to provide immediate access for the Trusts’ independent auditors to report any special matters they believe should be brought to the attention of the full Board.

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, the independent auditors’ responsibility to plan and carry out a proper audit, and management’s and the independent auditors’ responsibility to determine that the Funds’ financial statements are accurate and complete and in accordance with generally accepted accounting principles (“GAAP”). Each member of the Committee shall be entitled to rely on the accuracy of the financial and other information provided, and the representations made, to the Committee by the independent auditors, management, and the Funds’ investment adviser or its affiliates. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a Fund to its shareholders and others.

3.	To carry out its purposes and responsibilities, the Committee shall have the duty and power to:

(a)	approve and recommend to the full board the selection, retention, or termination of independent auditors and, in connection therewith, to evaluate the independence of such auditors, including whether such auditors’ independence is jeopardized by their provision of services to the Funds’ investment adviser or its affiliates, to request such information as the Committee deems appropriate in connection therewith, and to receive such auditors’ specific representations as to their independence; including considering whether the auditor’s provision of permissible non-audit services is compatible with the auditor’s independence;

(b)	discuss with the independent auditor the matters required to be discussed under the standards of the PCAOB

(c)	periodically review and evaluate the experience and qualifications of lead partner and other senior members of the independent auditors’ team and confirm the regular rotation of the lead audit partner and reviewing partner, as required by Section 203 of the Sarbanes-Oxley Act, and present its conclusions to the full board;

(d)	receive and consider reports on the audit results of the independent auditors and the extent and quality of their audit(s);

[1]	For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trusts.
B-1

(e)	obtain and review, at least annually, a report by the independent auditors describing: the independent auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and all relationships between the independent auditors and each Fund, including the disclosures required by any applicable Independence Standards Board Standard. The Committee shall engage in an active dialogue with the independent auditors concerning any disclosed relationships or services that might impact the objectivity and independence of such auditors; including considering whether the auditor’s provision of permissible non-audit services is compatible with the auditor’s independence;

(f)	meet with the Trusts’ independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by such auditors, or other results of said audit(s); (iii) to consider such auditors’ comments with respect to the Trusts’ critical accounting policies, procedures, and internal accounting controls, and management’s responses thereto; and (iv) to review the opinion that such auditors propose to render to the Board and the Funds’ shareholders;

(g)	consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors;

(h)	pre-approve, to the extent required by applicable regulations: (i) all audit and permitted non-audit services rendered to the Trusts by the independent auditors; and (ii) all permitted non-audit services that relate directly to the Trusts’ operations or financial reporting provided by the independent auditors to: (A) the Funds’ investment adviser; or (B) any entity controlling, controlled by, or under common control with the investment adviser, if that entity provides ongoing services to the Funds; and review the fees charged by such auditors for such audit and non-audit services; provided, however, that the Committee may implement policies and procedures pursuant to which eligible services are pre-approved other than by the full Committee, subject to the requirement that the full Committee be notified in a timely manner of each such services;

(i)	receive, to the extent required by applicable regulations, from the Trusts’ independent auditors reports regarding: (i) all critical accounting policies and practices to be used in preparing the Funds’ financial statements; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Trusts, including: (A) ramifications of the use of such alternative disclosures and treatments; and (B) the treatment preferred by the independent auditors; (iii) other material written communications between the independent auditors and the Trusts’ management, such as any management letter or schedule of unadjusted differences; (iv) non-audit services provided to certain affiliates of the Funds that were not pre-approved by the Committee; and (v) such other matters as are required by applicable law or regulation; and to take in each case such actions as deemed appropriate in connection therewith;

(j)	receive, to the extent required by applicable regulations, from the Trusts’ principal executive officer and principal financial officer disclosure concerning: (i) all significant deficiencies in the design or operation of internal controls that could adversely affect the Trusts’ ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Trusts’ internal controls, and to take such actions as are deemed appropriate in connection therewith;

(k)	review with Trust management, the Trusts’ independent auditors and, if appropriate, the Trusts’ counsel and counsel to the Independent Trustees, any correspondence with regulators or governmental agencies that raises material issues regarding the Trusts’ financial statements, financial results, accounting policies, or internal controls;

(l)	investigate, or oversee the investigation of, any reported improprieties or suspected improprieties in Fund operations relating to the Trusts’ accounting and financial reporting policies and practices and its internal controls;
B-2

(m)	review such other matters or information that the Committee believes may be relevant to the independent auditors, the audit engagement, or the Trusts’ financial policies and procedures or internal accounting controls, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

(n)	meet quarterly with the Trusts’ Chief Compliance Officer (the “CCO”), at least annually without the presence of management; and provide a forum for the discussion of any compliance concerns that need to be addressed, and report the same to the full Board along with appropriate recommendations regarding the resolution of such concerns;

(o)	evaluate, at least annually, the overall performance of the CCO and report its findings to the full Board;

(p)	evaluate, at least annually, the compensation of the CCO and make appropriate recommendations to the full Board regarding the approval thereof;

(q)	consider any proposals to remove the CCO and make appropriate recommendations to the full Board;

(r)	evaluate any proposed replacement of the CCO and such candidate’s proposed compensation and make appropriate recommendations to the full Board;

(s)	review the Valuation Committee Charter periodically, and make such recommendations to the full Board with respect to amendments to the Valuation Committee Charter or the Trusts’ Securities Pricing Procedures utilized by the Valuation Committee to “fair value” securities as it deems necessary; and

(t)	establish procedures for the receipt, retention, and treatment of complaints received by a Fund regarding accounting, internal accounting controls, or auditing matters, as and when required by applicable rules.

4.	The Committee shall meet on a regular basis as needed and is empowered to hold special meetings as circumstances require. In addition, the Committee shall keep written minutes of its meetings and a copy of all materials presented in connection with such meetings, which minutes and materials shall be maintained with the Trusts’ books and records.

5.	The Committee shall meet with the Treasurer of the Trusts and with internal auditors, if any, for MML Investment Advisers, LLC, periodically to review and discuss such matters or information that the Committee believes may be relevant to the independent auditors, the audit engagement, the Trusts’ financial condition and results, or the Trusts’ financial policies, procedures, and internal controls, or as otherwise necessary or appropriate in connection with the Committee’s duties hereunder. The Committee may request any officer or employee of the Trusts or any of the Trusts’ service providers, the Trusts’ counsel, counsel to the Independent Trustees, or independent auditors, to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee.

6.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7.	One member of the Committee shall be appointed as chair by the Board. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Board, as appropriate.

8.	The designation by the Board of a Committee member as an “audit committee financial expert,” within the meaning of the rules under the Sarbanes-Oxley Act, shall not impose any greater responsibility or liability on that member than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board.

9.	The Committee shall review this Charter as necessary and recommend any changes to the full Board.
B-3

APPENDIX C

Nominating and Governance Committee Charter

(Amended and Restated as of December 21, 2021)

This charter sets forth the purpose, operating guidelines, and responsibilities of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II (together, the “Funds” or the “Trusts”). The charter is reviewed and approved periodically by the Committee.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are as follows:

(i)	To identify, and evaluate the qualifications of, individuals to become independent[1] members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created;

(ii)	To nominate the Independent Trustee nominees for election or appointment to the Board;

(iii)	To set any necessary standards or qualifications for service on the Board;

(iv)	To recommend periodically to the full Board an Independent Trustee to serve as Chairperson (such Chairperson to serve for a term of three years but not more than two consecutive terms);

(v)	To evaluate at least annually the independence (under Rule 0-1(a)(6) under the 1940 Act) and overall performance of counsel to the Independent Trustees;

(vi)	To annually review the compensation of the Independent Trustees as set forth in the Trustee Compensation Policy and make recommendations to the full Board regarding such compensation;

(vii)	with the assistance of counsel to the Trusts, to monitor and evaluate industry and legal developments with respect to fund governance matters, in order to ensure compliance with all applicable requirements and with a view to identifying and recommending “best practices” to the Board;

(viii)	to monitor and evaluate the structure, membership, size, responsibilities, and procedures of the Board and all Board committees, including the allocation of specific tasks and responsibilities among all Board committees, consistent with the intent of the charter of each such committee, and to make recommendations to the Board regarding the same;

(ix)	to study and recommend to the Board procedures for evaluating the performance of Trustees and Board committees;

(x)	receive reports of Covered Persons under the Trusts’ Sarbanes-Oxley Code of Ethics, consider what action to take in the event of a violation of such Code, consider any requests for a waiver of any provision of such Code, and make recommendations regarding the Code;

(xi)	consider and address any conflicts concerning the Trusts brought to the attention of the Committee relating to governance, including particularly any issues that may arise concerning any officer or Trustee positions, direct or indirect financial interests or relationships involving any Independent Trustee, or any member of the immediate family thereof, and any of the persons or entities identified in response to Item 17(b)(7)(i) to (viii) of Form N-1A (see Appendix A), whether or not required to be disclosed in response to Item 17(b)(7) to (9) of Form N-1A;

(xii)	consider and make recommendations to the Board at least annually concerning the Trusts’ directors and officers liability insurance coverage;

[1]	For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds.
C-1

(xiii)	to consider, with the assistance of counsel, any issues or controversies arising as to whether or not a Trustee designated as an Independent Trustee in fact satisfies all of the criteria for such status (whether imposed by law or such more stringent policies as may be adopted) and to make recommendations to the Board regarding the same;

(xiv)	to establish guidelines on corporate governance matters; and

(xv)	To review this Charter periodically and recommend any changes to the full Board.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

The nomination of interested Trustees shall be the responsibility of the entire Board.

Operating Guidelines

The Board of the Funds shall appoint at least three members to serve on the Committee and shall also designate one Committee member to serve as Chair. The Chair shall serve a term of three years, with no limit on the number of terms that may be served. All members of the Committee shall be Independent Trustees. At the invitation of the Committee, Trustees who are non-Committee members may attend all or part of any meetings of the Committee.

The Committee will meet at least twice per calendar year. Additional meetings may be held as deemed appropriate by the Committee, or as called by the Chair.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

Notice. Notice shall be given as provided for meetings of the full Board of the Funds.

Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

Action by Vote. When a quorum is present at any meeting, a majority of Committee members present may take any action.

Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Reports. The Committee shall report to the Board concerning its activities.

Identification of Independent Trustee Nominees

(a) Identification of Independent Trustee Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Funds’ current Trustees, (ii) the Funds’ officers, (ii) the Funds’ investment adviser(s), (iv) the Funds’ shareholders (see below), and (v) any other source the Committee deems to be appropriate (e.g., executive search firms).

(b) Consideration of Independent Trustee Candidates Recommended by Fund Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders in the same manner as it considers and evaluates candidates recommended by other sources. To be considered properly submitted, shareholder recommendations for Independent Trustee candidates must be submitted in accordance with the requirements of Appendix B.

C-2

Qualifications for Independent Trustee Nominees

The Committee requires that all Independent Trustee candidates have a college degree or, in the judgment of the Committee, equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise, including whether the candidate would qualify as an “independent” “audit committee financial expert” as those terms are defined in Item 3 of Form N-CSR;

(v)	whether, and to what extent, a candidate’s background, experience, and skills would complement the background, experience, and skills of the Board’s existing Trustees; and

(vi)	an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder.

Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs.

Governance Function

The Committee will develop, recommend to the Board, and periodically review, as needed, guidelines on corporate governance matters (“Governance Guidelines”). Such guidelines will include policies with respect to:

(i)	the training and orientation of Trustees on an ongoing basis (the Committee strongly encourages each Trustee to attend at least two educational activities per calendar year);

(ii)	the establishment and revision, as needed, of the committee structure of the Board;

(iii)	the periodic evaluation of Trustee and committee performance;

(iv)	attendance at, and conduct of, Board meetings;

(v)	the conduct of any investigation by the Board;

(vi)	retirement policies concerning Trustees and succession planning concerning transitional Board membership, as applicable, and a plan for any change in Board membership, if needed, to comply with Board composition requirements within the period specified by Rule 10e-1 under the 1940 Act;

(vii)	service by Trustees as officers or directors/trustees of other investment company complexes and public companies and other activities which may affect the operation of the Trusts or the Board;

(viii)	ownership by Trustees of shares of the various funds comprising the Trusts;

(x)	the adoption of any “independence” standards applicable to Independent Trustees more stringent than the requirement not to be an “interested person” as defined in Section 2(a)(19) of the 1940 Act, as the Committee determines appropriate; and

(xi)	in general, the conduct of business by the Board, the Trusts and the Trusts’ investment adviser and subadvisers in accordance with high standards of integrity.
C-3

Appendix A

Item 17. Management of the Fund

Instructions.

1. For purposes of this Item 17, the terms below have the following meanings:

(a) The term “family of investment companies” means any two or more registered investment companies that:

(1) Share the same investment adviser or principal underwriter; and

(2) Hold themselves out to investors as related companies for purposes of investment and investor services.

(b) The term “fund complex” means two or more registered investment companies that:

(1) Hold themselves out to investors as related companies for purposes of investment and investor services; or

(2) Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(c) The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in section 152 of the Internal Revenue Code (26 U.S.C. 152).

(d) The term “officer” means the president, vice-president, secretary, treasurer, controller, or any other officer who performs policy-making functions.

2. When providing information about directors, furnish information for directors who are interested persons of the Fund separately from the information for directors who are not interested persons of the Fund. For example, when furnishing information in a table, you should provide separate tables (or separate sections of a single table) for directors who are interested persons and for directors who are not interested persons. When furnishing information in narrative form, indicate by heading or otherwise the directors who are interested persons and the directors who are not interested persons.

…

(7) Describe briefly any material interest, direct or indirect, of any director who is not an interested person of the Fund, or immediate family member of the director, in any transaction, or series of similar transactions, during the two most recently completed calendar years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party:

(i) The Fund;

(ii) An officer of the Fund;

(iii) An investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of the Fund;

(iv) An officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a- 3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of the Fund;

(v) An investment adviser or principal underwriter of the Fund;

(vi) An officer of an investment adviser or principal underwriter of the Fund;

(vii) A person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund; or

A-1

(viii) An officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Instructions.

1. Include the name of each director or immediate family member whose interest in any transaction or series of similar transactions is described and the nature of the circumstances by reason of which the interest is required to be described.

2. State the nature of the interest, the approximate dollar amount involved in the transaction, and, where practicable, the approximate dollar amount of the interest.

3. In computing the amount involved in the transaction or series of similar transactions, include all periodic payments in the case of any lease or other agreement providing for periodic payments.

4. Compute the amount of the interest of any director or immediate family member of the director without regard to the amount of profit or loss involved in the transaction(s).

5. As to any transaction involving the purchase or sale of assets, state the cost of the assets to the purchaser and, if acquired by the seller within two years prior to the transaction, the cost to the seller. Describe the method used in determining the purchase or sale price and the name of the person making the determination.

6. Disclose indirect, as well as direct, material interests in transactions. A person who has a position or relationship with, or interest in, a company that engages in a transaction with one of the persons listed in paragraphs (b)(7)(i) through (b)(7)(viii) of this Item 17 may have an indirect interest in the transaction by reason of the position, relationship, or interest. The interest in the transaction, however, will not be deemed “material” within the meaning of paragraph (b)(7) of this Item 17 where the interest of the director or immediate family member arises solely from the holding of an equity interest (including a limited partnership interest, but excluding a general partnership interest) or a creditor interest in a company that is a party to the transaction with one of the persons specified in paragraphs (b)(7)(i) through (b)(7)(viii) of this Item 17, and the transaction is not material to the company.

7. The materiality of any interest is to be determined on the basis of the significance of the information to investors in light of all the circumstances of the particular case. The importance of the interest to the person having the interest, the relationship of the parties to the transaction with each other, and the amount involved in the transaction are among the factors to be considered in determining the significance of the information to investors.

8. No information need be given as to any transaction where the interest of the director or immediate family member arises solely from the ownership of securities of a person specified in paragraphs (b)(7)(i) through (b)(7)(viii) of this Item 17 and the director or immediate family member receives no extra or special benefit not shared on a pro rata basis by all holders of the class of securities.

9. Transactions include loans, lines of credit, and other indebtedness. For indebtedness, indicate the largest aggregate amount of indebtedness outstanding at any time during the period, the nature of the indebtedness and the transaction in which it was incurred, the amount outstanding as of the end of the most recently completed calendar year, and the rate of interest paid or charged.

10. No information need be given as to any routine, retail transaction. For example, the Fund need not disclose that a director has a credit card, bank or brokerage account, residential mortgage, or insurance policy with a person specified in paragraphs (b)(7)(i) through (b)(7)(viii) of this Item 17 unless the director is accorded special treatment.

A-2

Appendix B

Procedures for Shareholders to Submit Nominee Candidates

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Funds’ Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Funds.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Funds at least 60 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee;

(B)	the class or series and number of all shares of the Funds owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Funds);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Funds to make such determination;

(ii)	the written and signed consent of the Candidate to be named as a nominee, consenting to: (1) the disclosure, as may be necessary or appropriate, of such Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee, if elected;

(iii)	the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series and class of the Funds owned beneficially and of record by the recommending shareholder;

(iv)	a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and

(v)	such other information as the Committee may require the Candidate to furnish, as the Committee may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee, or to satisfy applicable law.
B-1

APPENDIX D

TRUSTEE COMPENSATION

The table below shows (i) compensation paid to the Trustees by each Fund for its most recently completed fiscal year (ending September 30, 2021) and (ii) the total compensation received by each Trustee from the MassMutual fund complex for the period ending September 30, 2021. The Trusts have no pension or retirement plan, but do have deferred compensation plans. The MassMutual Select Funds plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited at a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee. The MassMutual Premier Funds plan provides for amounts deferred prior to January 1, 2012, plus interest, to be credited at a rate of interest equal to that of the U.S. Corporate Bond Index as of January 1, 2012, to be reset every two years. Amounts deferred after January 1, 2012, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee. The MassMutual Advantage Funds plan provides for amounts deferred, plus or minus earnings, to be “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

Interested Trustees receive no compensation from the Funds for their services as Trustees. The table includes information for Mr. Alan Hunter, Jr., who is expected to retire in June 2022 under the Board’s retirement policy and is not standing for re-election. This table does not include information for Mr. R. Bradford Malt, Ms. Cynthia R. Plouché, and Mr. Jason J. Price because they did not serve as a Trustee of the Board during any Fund’s recently completed fiscal year or during the calendar year 2021. Messrs. Fanning and Noreen, as employees of MassMutual, received no compensation for their roles as Trustee to the Trust.

	MassMutual Total Return Bond Fund		MassMutual Strategic Bond Fund
Trustees	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$4,181.87		$3,454.97
Nabil N. El-Hage	$4,287.47		$2,748.24
Michael R. Fanning
Maria D. Furman	$3,947.82		$3,270.47
R. Alan Hunter, Jr.	$5,361.12		$4,429.34
Robert E. Joyal[1]
C. Ann Merrifield	$3,911.34		$3,231.00
Clifford M. Noreen
Susan B. Sweeney	$4,155.49		$3,430.17

[1]	Robert E. Joyal retired from the Board as of December 31, 2020.
D-1

	MassMutual Select BlackRock Global Allocation Fund		MassMutual Diversified Value Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$3,026.59		$1,713.82
Nabil N. El-Hage	$3,110.38		$1,761.79
Michael R. Fanning
Maria D. Furman	$2,789.26		$1,561.83
R. Alan Hunter, Jr.	$3,882.32		$2,199.10
Robert E. Joyal
C. Ann Merrifield	$2,831.13		$1,603.86
Clifford M. Noreen
Susan B. Sweeney	$3,001.85		$1,700.46
	MassMutual Fundamental Value Fund		MM S&P 500 Index Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$2,673.11		$15,312.93
Nabil N. El-Hage	$2,747.35		$15,715.50
Michael R. Fanning
Maria D. Furman	$2,477.66		$14,251.26
R. Alan Hunter, Jr.	$3,429.06		$19,637.24
Robert E. Joyal
C. Ann Merrifield	$2,501.68		$14,326.23
Clifford M. Noreen
Susan B. Sweeney	$2,654.76		$15,216.49
	MassMutual Equity Opportunities Fund		MassMutual Fundamental Growth Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$3,464.48		$303.93
Nabil N. El-Hage	$3,554.90		$311.49
Michael R. Fanning
Maria D. Furman	$3,227.17		$295.80
R. Alan Hunter, Jr.	$4,442.67		$389.63
Robert E. Joyal
C. Ann Merrifield	$3,241.46		$284.11
Clifford M. Noreen
Susan B. Sweeney	$3,427.31		$303.97
D-2

	MassMutual Blue Chip Growth Fund		MassMutual Growth Opportunities Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$20,171.14		$2,364.78
Nabil N. El-Hage	$20,691.82		$2,427.21
Michael R. Fanning
Maria D. Furman	$18,874.29		$2,226.53
R. Alan Hunter, Jr.	$25,865.63		$3,032.30
Robert E. Joyal
C. Ann Merrifield	$18,866.75		$2,211.45
Clifford M. Noreen
Susan B. Sweeney	$19,957.38		$2,346.08
	MassMutual Mid Cap Value Fund		MassMutual Small Cap Value Equity Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$523.10		$399.49
Nabil N. El-Hage	$537.56		$411.02
Michael R. Fanning
Maria D. Furman	$482.08		$371.67
R. Alan Hunter, Jr.	$671.10		$512.54
Robert E. Joyal
C. Ann Merrifield	$489.63		$373.92
Clifford M. Noreen
Susan B. Sweeney	$517.61		$395.39
	MassMutual Small Company Value Fund		MM S&P Mid Cap Index Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,001.31		$1,979.39
Nabil N. El-Hage	$1,033.39		$2,036.13
Michael R. Fanning
Maria D. Furman	$873.20		$1,810.75
R. Alan Hunter, Jr.	$1,285.95		$2,539.64
Robert E. Joyal
C. Ann Merrifield	$938.15		$1,852.65
Clifford M. Noreen
Susan B. Sweeney	$993.24		$1,967.11
D-3

	MM Russell 2000 Small Cap Index Fund		MassMutual Mid Cap Growth Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,404.53		$42,768.93
Nabil N. El-Hage	$1,446.94		$43,922.65
Michael R. Fanning
Maria D. Furman	$1,281.76		$39,915.70
R. Alan Hunter, Jr.	$1,802.36		$54,852.13
Robert E. Joyal
C. Ann Merrifield	$1,314.74		$40,003.53
Clifford M. Noreen
Susan B. Sweeney	$1,393.57		$42,418.64
	MassMutual Small Cap Growth Equity Fund		MM MSCI EAFE International Index Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$3,181.71		$965.98
Nabil N. El-Hage	$3,276.19		$990.95
Michael R. Fanning
Maria D. Furman	$2,910.00		$907.40
R. Alan Hunter, Jr.	$4,082.95		$1,238.54
Robert E. Joyal
C. Ann Merrifield	$2,976.50		$903.46
Clifford M. Noreen
Susan B. Sweeney	$3,150.57		$960.25
	MassMutual Overseas Fund		MassMutual Select T. Rowe Price International Equity Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund
Allan W. Blair	$3,127.94		$6,879.98
Nabil N. El-Hage	$3,213.17		$7,081.99
Michael R. Fanning
Maria D. Furman	$2,890.99		$6,322.84
R. Alan Hunter, Jr.	$4,012.42		$8,825.19
Robert E. Joyal
C. Ann Merrifield	$2,925.75		$6,492.43
Clifford M. Noreen
Susan B. Sweeney	$3,095.85		$6,802.33
D-4

	MassMutual 20/80 Allocation Fund		MassMutual 40/60 Allocation Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$963.76		$1,055.21
Nabil N. El-Hage	$988.13		$1,082.18
Michael R. Fanning
Maria D. Furman	$911.72		$996.17
R. Alan Hunter, Jr.	$1,235.57		$1,352.85
Robert E. Joyal
C. Ann Merrifield	$901.46		$987.05
Clifford M. Noreen
Susan B. Sweeney	$958.61		$1,048.30
	MassMutual 60/40 Allocation Fund		MassMutual 80/20 Allocation Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,002.16		$660.19
Nabil N. El-Hage	$1,028.28		$677.90
Michael R. Fanning
Maria D. Furman	$936.43		$611.36
R. Alan Hunter, Jr.	$1,285.10		$846.76
Robert E. Joyal
C. Ann Merrifield	$937.58		$617.63
Clifford M. Noreen
Susan B. Sweeney	$994.51		$654.99
	MassMutual RetireSMART by JPMorgan In Retirement Fund		MassMutual RetireSMART by JPMorgan 2020 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$864.18		$1,580.57
Nabil N. El-Hage	$884.87		$1,619.74
Michael R. Fanning
Maria D. Furman	$828.98		$1,508.60
R. Alan Hunter, Jr.	$1,107.84		$2,026.40
Robert E. Joyal
C. Ann Merrifield	$808.18		$1,478.13
Clifford M. Noreen
Susan B. Sweeney	$857.71		$1,568.66
D-5

	MassMutual RetireSMART by JPMorgan 2025 Fund		MassMutual RetireSMART by JPMorgan 2030 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,256.13		$2,188.15
Nabil N. El-Hage	$1,288.79		$2,243.54
Michael R. Fanning
Maria D. Furman	$1,183.76		$2,063.41
R. Alan Hunter, Jr.	$1,611.03		$2,805.82
Robert E. Joyal
C. Ann Merrifield	$1,174.65		$2,046.78
Clifford M. Noreen
Susan B. Sweeney	$1,245.80		$2,168.76
	MassMutual RetireSMART by JPMorgan 2035 Fund		MassMutual RetireSMART by JPMorgan 2040 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$992.25		$1,453.55
Nabil N. El-Hage	$1,018.50		$1,491.99
Michael R. Fanning
Maria D. Furman	$925.95		$1,354.09
R. Alan Hunter, Jr.	$1,272.77		$1,864.43
Robert E. Joyal
C. Ann Merrifield	$928.08		$1,359.72
Clifford M. Noreen
Susan B. Sweeney	$983.19		$1,439.87
	MassMutual RetireSMART by JPMorgan 2045 Fund		MassMutual RetireSMART by JPMorgan 2050 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$683.14		$903.68
Nabil N. El-Hage	$701.71		$927.71
Michael R. Fanning
Maria D. Furman	$632.02		$837.66
R. Alan Hunter, Jr.	$876.49		$1,159.22
Robert E. Joyal
C. Ann Merrifield	$638.95		$845.42
Clifford M. Noreen
Susan B. Sweeney	$676.59		$894.89
D-6

	MassMutual RetireSMART by JPMorgan 2055 Fund		MassMutual RetireSMART by JPMorgan 2060 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$308.95		$91.79
Nabil N. El-Hage	$317.47		$94.32
Michael R. Fanning
Maria D. Furman	$284.33		$83.86
R. Alan Hunter, Jr.	$396.41		$117.75
Robert E. Joyal
C. Ann Merrifield	$288.99		$85.85
Clifford M. Noreen
Susan B. Sweeney	$305.90		$90.83
	MassMutual Select T. Rowe Price Retirement Balanced Fund		MassMutual Select T. Rowe Price Retirement 2005 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$811.85		$151.52
Nabil N. El-Hage	$834.05		$155.63
Michael R. Fanning
Maria D. Furman	$761.50		$144.25
R. Alan Hunter, Jr.	$937.33		$175.20
Robert E. Joyal
C. Ann Merrifield	$759.24		$141.81
Clifford M. Noreen
Susan B. Sweeney	$802.94		$149.97
	MassMutual Select T. Rowe Price Retirement 2010 Fund		MassMutual Select T. Rowe Price Retirement 2015 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$668.21		$678.93
Nabil N. El-Hage	$686.46		$697.51
Michael R. Fanning
Maria D. Furman	$634.44		$637.55
R. Alan Hunter, Jr.	$771.43		$783.63
Robert E. Joyal
C. Ann Merrifield	$625.17		$635.10
Clifford M. Noreen
Susan B. Sweeney	$661.14		$671.65
D-7

	MassMutual Select T. Rowe Price Retirement 2020 Fund		MassMutual Select T. Rowe Price Retirement 2025 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$3,484.57		$2,897.56
Nabil N. El-Hage	$3,579.84		$2,976.80
Michael R. Fanning
Maria D. Furman	$3,303.47		$2,711.10
R. Alan Hunter, Jr.	$4,024.24		$3,341.56
Robert E. Joyal
C. Ann Merrifield	$3,260.16		$2,714.02
Clifford M. Noreen
Susan B. Sweeney	$3,447.72		$2,870.16
	MassMutual Select T. Rowe Price Retirement 2030 Fund		MassMutual Select T. Rowe Price Retirement 2035 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$6,549.07		$2,848.43
Nabil N. El-Hage	$6,728.27		$2,926.39
Michael R. Fanning
Maria D. Furman	$6,124.25		$2,636.20
R. Alan Hunter, Jr.	$7,552.61		$3,281.34
Robert E. Joyal
C. Ann Merrifield	$6,135.81		$2,670.86
Clifford M. Noreen
Susan B. Sweeney	$6,488.86		$2,824.53
	MassMutual Select T. Rowe Price Retirement 2040 Fund		MassMutual Select T. Rowe Price Retirement 2045 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$5,218.48		$2,063.08
Nabil N. El-Hage	$5,361.28		$2,119.54
Michael R. Fanning
Maria D. Furman	$5,902.22		$1,907.04
R. Alan Hunter, Jr.	$6,013.84		$2,376.42
Robert E. Joyal
C. Ann Merrifield	$4,893.39		$1,934.79
Clifford M. Noreen
Susan B. Sweeney	$5,174.89		$2,046.12
D-8

	MassMutual Select T. Rowe Price Retirement 2050 Fund		MassMutual Select T. Rowe Price Retirement 2055 Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$3,270.86		$1,126.39
Nabil N. El-Hage	$3,360.38		$1,157.24
Michael R. Fanning
Maria D. Furman	$3,022.29		$1,037.12
R. Alan Hunter, Jr.	$3,767.49		$1,296.84
Robert E. Joyal
C. Ann Merrifield	$3,067.77		$1,057.03
Clifford M. Noreen
Susan B. Sweeney	$3,244.29		$1,117.84
	MassMutual Select T. Rowe Price Retirement 2060 Fund		MM Equity Asset Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$339.12		$1,997.05
Nabil N. El-Hage	$348.42		$2,048.19
Michael R. Fanning
Maria D. Furman	$306.02		$1,893.98
R. Alan Hunter, Jr.	$389.78		$2,559.90
Robert E. Joyal
C. Ann Merrifield	$318.96		$1,883.72
Clifford M. Noreen
Susan B. Sweeney	$337.30		$1,973.96
	MassMutual Select T. Rowe Price Bond Asset Fund		MassMutual Select T. Rowe Price Emerging Markets Bond Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$3,468.91		$497.45
Nabil N. El-Hage	$3,559.16		$510.25
Michael R. Fanning
Maria D. Furman	$3,283.57		$472.70
R. Alan Hunter, Jr.	$4,446.45		$637.52
Robert E. Joyal
C. Ann Merrifield	$3,271.96		$469.05
Clifford M. Noreen
Susan B. Sweeney	$3,423.74		$491.81
D-9

	MassMutual Select T. Rowe Price Large Cap Blend Fund		MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$9,027.50		$977.37
Nabil N. El-Hage	$9,285.76		$1,006.57
Michael R. Fanning
Maria D. Furman	$8,283.63		$861.74
R. Alan Hunter, Jr.	$11,579.98		$1,254.27
Robert E. Joyal
C. Ann Merrifield	$8,518.69		$922.46
Clifford M. Noreen
Susan B. Sweeney	$8,910.15		$966.90
	MassMutual Select T. Rowe Price Real Assets Fund		MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$562.88		$3,904.95
Nabil N. El-Hage	$580.43		$4,018.66
Michael R. Fanning
Maria D. Furman	$493.66		$3,611.41
R. Alan Hunter, Jr.	$722.50		$5,008.67
Robert E. Joyal
C. Ann Merrifield	$531.83		$3,685.86
Clifford M. Noreen
Susan B. Sweeney	$556.46		$3,860.11
	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund		MassMutual U.S. Government Money Market Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$383.88		$1,432.65
Nabil N. El-Hage	$394.15		$1,471.21
Michael R. Fanning
Maria D. Furman	$363.04		$1,339.24
R. Alan Hunter, Jr.	$492.33		$1,805.37
Robert E. Joyal
C. Ann Merrifield	$362.08		$1,342.69
Clifford M. Noreen
Susan B. Sweeney	$377.83		$1,433.13
D-10

	MassMutual Inflation-Protected and Income Fund		MassMutual Core Bond Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,758.06		$6,293.49
Nabil N. El-Hage	$1,805.48		$6,462.96
Michael R. Fanning
Maria D. Furman	$1,634.44		$5,973.80
R. Alan Hunter, Jr.	$2,216.49		$7,931.55
Robert E. Joyal
C. Ann Merrifield	$1,647.39		$5,898.12
Clifford M. Noreen
Susan B. Sweeney	$1,757.30		$6,295.56
	MassMutual Diversified Bond Fund		MassMutual Balanced Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,085.21		$694.90
Nabil N. El-Hage	$1,114.41		$713.65
Michael R. Fanning
Maria D. Furman	$1,012.46		$635.84
R. Alan Hunter, Jr.	$1,367.59		$876.15
Robert E. Joyal
C. Ann Merrifield	$1,017.05		$651.15
Clifford M. Noreen
Susan B. Sweeney	$1,085.85		$694.89
	MassMutual Disciplined Value Fund		MassMutual Main Street Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$433.64		$564.90
Nabil N. El-Hage	$445.32		$580.11
Michael R. Fanning
Maria D. Furman	$397.66		$530.00
R. Alan Hunter, Jr.	$546.61		$712.04
Robert E. Joyal
C. Ann Merrifield	$406.36		$529.37
Clifford M. Noreen
Susan B. Sweeney	$433.61		$564.97
D-11

	MassMutual Disciplined Growth Fund		MassMutual Small Cap Opportunities Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,233.77		$1,368.65
Nabil N. El-Hage	$1,267.04		$1,405.67
Michael R. Fanning
Maria D. Furman	$1,171.33		$1,194.12
R. Alan Hunter, Jr.	$1,555.43		$1,726.36
Robert E. Joyal
C. Ann Merrifield	$1,156.12		$1,282.33
Clifford M. Noreen
Susan B. Sweeney	$1,233.68		$1,367.85
	MassMutual Global Fund		MassMutual International Equity Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$1,615.97		$877.44
Nabil N. El-Hage	$1,659.60		$901.03
Michael R. Fanning
Maria D. Furman	$1,489.08		$848.00
R. Alan Hunter, Jr.	$2,037.66		$1,105.43
Robert E. Joyal
C. Ann Merrifield	$1,514.18		$822.41
Clifford M. Noreen
Susan B. Sweeney	$1,614.61		$671.67
	MassMutual Strategic Emerging Markets Fund		MassMutual Short-Duration Bond Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$897.05		$3,964.49
Nabil N. El-Hage	$921.27		$4,017.28
Michael R. Fanning
Maria D. Furman	$837.54		$3,865.38
R. Alan Hunter, Jr.	$1,131.25		$4,474.83
Robert E. Joyal
C. Ann Merrifield	$840.51		$3,841.31
Clifford M. Noreen
Susan B. Sweeney	$896.42		$3,966.19
D-12

	MassMutual High Yield Fund		MassMutual Global Floating Rate Fund
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund[2]	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$4,741.53		$1,645
Nabil N. El-Hage	$4,815.47		$1,689
Michael R. Fanning
Maria D. Furman	$4,589.11		$1,543
R. Alan Hunter, Jr.	$5,456.24		$1,543
Robert E. Joyal
C. Ann Merrifield	$4,569.01		$1,631
Clifford M. Noreen
Susan B. Sweeney	$4,739.77		$2,071
	MassMutual Global Credit Income Opportunities Fund		MassMutual Emerging Markets Debt Blended Total Return Fund
	Aggregate Compensation from the Fund[2]	Deferred Compensation and Interest Accrued as part of Fund Expenses	Aggregate Compensation from the Fund[2]	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$615		$535
Nabil N. El-Hage	$631		$550
Michael R. Fanning
Maria D. Furman	$576		$502
R. Alan Hunter, Jr.	$576		$502
Robert E. Joyal
C. Ann Merrifield	$609		$531
Clifford M. Noreen
Susan B. Sweeney	$774		$674
	MassMutual Global Emerging Markets Equity Fund
	Aggregate Compensation from the Fund[2]	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$45
Nabil N. El-Hage	$46
Michael R. Fanning
Maria D. Furman	$42
R. Alan Hunter, Jr.	$42
Robert E. Joyal
C. Ann Merrifield	$44
Clifford M. Noreen
Susan B. Sweeney	$56

[2]	This fund is in its first year of operation and therefore estimated compensation figures are provided.
D-13

	Total Compensation from the MassMutual Fund Complex
	Aggregate Compensation from the Fund	Deferred Compensation and Interest Accrued as part of Fund Expenses
Allan W. Blair	$281,404.00
Nabil N. El-Hage	$288,904.00
Michael R. Fanning
Maria D. Furman	$263,904.00
R. Alan Hunter, Jr.	$353,904.00
Robert E. Joyal	$124,655.00
C. Ann Merrifield	$263,904.00
Clifford M. Noreen
Susan B. Sweeney[3]	$403,804.00

[3]	Mrs. Sweeney’s total compensation includes amounts received as compensation for her role as trustee of Barings Participation Investors and Barings Corporate Investors, which is deemed to be part of the Fund Complex because they are managed by Barings LLC, an affiliate of MML Advisers.
D-14

APPENDIX E

Fees billed by Deloitte & Touche LLP each of the last two fiscal years for services rendered to the Funds are shown below.

Fiscal Year end September 30, 2020	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MassMutual Total Return Bond Fund	$49,676.00	$-	$6,151.00	$-
MassMutual Strategic Bond Fund	$46,616.00	$-	$5,771.00	$-
MassMutual Select BlackRock Global Allocation Fund	$101,633.00	$-	$24,888.50	$-
MassMutual Diversified Value Fund	$32,429.00	$-	$4,875.00	$-
MassMutual Fundamental Value Fund	$32,204.00	$-	$4,875.00	$-
MM S&P 500 Index Fund	$33,894.00	$-	$4,875.00	$-
MassMutual Equity Opportunities Fund	$32,880.00	$-	$4,875.00	$-
MassMutual Fundamental Growth Fund	$33,894.00	$-	$4,875.00	$-
MassMutual Blue Chip Growth Fund	$32,880.00	$-	$4,875.00	$-
MassMutual Growth Opportunities Fund	$32,880.00	$-	$4,875.00	$-
MassMutual Mid Cap Value Fund	$32,880.00	$-	$4,875.00	$-
MassMutual Small Cap Value Equity Fund	$33,618.00	$-	$-	$-
MassMutual Small Company Value Fund	$32,204.00	$-	$4,875.00	$-
MM S&P Mid Cap Index Fund	$28,150.00	$-	$4,875.00	$-
MM Russell 2000 Small Cap Index Fund	$28,150.00	$-	$4,875.00	$-
MassMutual Mid Cap Growth Fund	$32,880.00	$-	$4,875.00	$-
MassMutual Small Cap Growth Equity Fund	$32,880.00	$-	$4,875.00	$-
MM MSCI EAFE International Index Fund	$29,254.00	$-	$5,210.00	$-
MassMutual Overseas Fund	$34,997.00	$-	$14,868.75	$-
MassMutual Select T. Rowe Price International Equity Fund	$34,568.00	$-	$5,975.00	$-
MassMutual 20/80 Allocation Fund	$27,474.00	$-	$4,648.00	$-
MassMutual 40/60 Allocation Fund	$27,474.00	$-	$4,648.00	$-
MassMutual 60/40 Allocation Fund	$27,474.00	$-	$4,648.00	$-
MassMutual 80/20 Allocation Fund	$27,474.00	$-	$4,648.00	$-
MassMutual RetireSMART by JPMorgan In Retirement Fund	$27,474.00	$-	$16,944.00	$-
MassMutual RetireSMART by JPMorgan 2020 Fund	$27,474.00	$-	$4,648.00	$-
MassMutual RetireSMART by JPMorgan 2025 Fund	$27,474.00	$-	$4,648.00	$-
MassMutual RetireSMART by JPMorgan 2030 Fund	$27,474.00	$-	$4,648.00	$-
MassMutual RetireSMART by JPMorgan 2035 Fund	$27,474.00	$-	$4,648.00	$-
MassMutual RetireSMART by JPMorgan 2040 Fund	$27,474.00	$-	$4,648.00	$-
MassMutual RetireSMART by JPMorgan 2045 Fund	$27,474.00	$-	$4,648.00	$-
MassMutual RetireSMART by JPMorgan 2050 Fund	$27,474.00	$-	$4,648.00	$-
MassMutual RetireSMART by JPMorgan 2055 Fund	$27,474.00	$-	$4,648.00	$-
MassMutual RetireSMART by JPMorgan 2060 Fund	$27,474.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement Balanced Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2005 Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2010 Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2015 Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2020 Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2025 Fund	$21,870.00	$-	$4,648.00	$-
E-1

Fiscal Year end September 30, 2020	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MassMutual Select T. Rowe Price Retirement 2030 Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2035 Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2040 Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2045 Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2050 Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2055 Fund	$21,870.00	$-	$4,648.00	$-
MassMutual Select T. Rowe Price Retirement 2060 Fund	$21,870.00	$-	$4,648.00	$-
MM Equity Asset Fund	$33,555.00	$-	$7,375.00	$-
MassMutual Select T. Rowe Price Bond Asset Fund	$34,860.00	$-	$6,322.00	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	$35,582.00	$-	$6,322.00	$-
MassMutual Select T. Rowe Price Large Cap Blend Fund	$31,865.00	$-	$5,875.00	$-
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	$34,680.00	$-	$5,322.00	$-
MassMutual Select T. Rowe Price Real Assets Fund	$32,880.00	$-	$5,875.00	$-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	$31,137.00	$-	$4,875.00	$-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund	$34,860.00	$-	$5,322.00	$-
MassMutual U.S. Government Money Market Fund	$28,938.00	$-	$4,875.00	$-
MassMutual Inflation-Protected and Income Fund	$34,681.00	$-	$5,322.00	$-
MassMutual Core Bond Fund	$35,583.00	$-	$5,322.00	$-
MassMutual Diversified Bond Fund	$35,583.00	$-	$5,322.00	$-
MassMutual Balanced Fund	$35,244.00	$-	$5,658.00	$-
MassMutual Disciplined Value Fund	$34,569.00	$-	$4,875.00	$-
MassMutual Main Street Fund	$31,866.00	$-	$4,875.00	$-
MassMutual Disciplined Growth Fund	$34,570.00	$-	$4,875.00	$-
MassMutual Small Cap Opportunities Fund	$32,880.00	$-	$4,875.00	$-
MassMutual Global Fund	$33,556.00	$-	$8,825.00	$-
MassMutual International Equity Fund	$34,569.00	$-	$9,150.00	$-
MassMutual Strategic Emerging Markets Fund	$33,894.00	$-	$27,112.50	$-
MassMutual Short-Duration Bond Fund	$34,455.00	$-	$5,322.00	$-
MassMutual High Yield Fund	$33,895.00	$-	$4,875.00	$-
MassMutual Global Floating Rate Fund	$-	$-	$-	$-
MassMutual Global Credit Income Opportunities Fund	$-	$-	$-	$-
MassMutual Emerging Markets Debt Blended Total Return Fund	$-	$-	$-	$-
MassMutual Global Emerging Markets Equity Fund	$-	$-	$-	$-
E-2

Fiscal Year end September 30, 2021	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MassMutual Total Return Bond Fund	$47,721.00	$-	$1,225.00	$-
MassMutual Strategic Bond Fund	$47,663.00	$-	$-	$-
MassMutual Select BlackRock Global Allocation Fund	$104,139.00	$-	$12,391.25	$-
MassMutual Diversified Value Fund	$33,156.00	$-	$-	$-
MassMutual Fundamental Value Fund	$32,927.00	$-	$-	$-
MM S&P 500 Index Fund	$34,654.00	$-	$-	$-
MassMutual Equity Opportunities Fund	$33,618.00	$-	$-	$-
MassMutual Fundamental Growth Fund	$34,654.00	$-	$-	$-
MassMutual Blue Chip Growth Fund	$33,618.00	$-	$1,225.00	$-
MassMutual Growth Opportunities Fund	$33,618.00	$-	$-	$-
MassMutual Mid Cap Value Fund	$33,618.00	$-	$-	$-
MassMutual Small Cap Value Equity Fund	$33,618.00	$-	$-	$-
MassMutual Small Company Value Fund	$32,927.00	$-	$-	$-
MM S&P Mid Cap Index Fund	$28,782.00	$-	$-	$-
MM Russell 2000 Small Cap Index Fund	$28,782.00	$-	$-	$-
MassMutual Mid Cap Growth Fund	$33,618.00	$-	$-	$-
MassMutual Small Cap Growth Equity Fund	$33,618.00	$-	$-	$-
MM MSCI EAFE International Index Fund	$29,912.00	$-	$-	$-
MassMutual Overseas Fund	$35,782.00	$-	$9,910.00	$-
MassMutual Select T. Rowe Price International Equity Fund	$35,344.00	$-	$37,288.75	$-
MassMutual 20/80 Allocation Fund	$28,091.00	$-	$-	$-
MassMutual 40/60 Allocation Fund	$28.091.00	$-	$-	$-
MassMutual 60/40 Allocation Fund	$28,091.00	$-	$-	$-
MassMutual 80/20 Allocation Fund	$28,091.00	$-	$-	$-
MassMutual RetireSMART by JPMorgan In Retirement Fund	$28,091.00	$-	$-	$-
MassMutual RetireSMART by JPMorgan 2020 Fund	$28.091.00	$-	$-	$-
MassMutual RetireSMART by JPMorgan 2025 Fund	$28,091.00	$-	$-	$-
MassMutual RetireSMART by JPMorgan 2030 Fund	$28,091.00	$-	$-	$-
MassMutual RetireSMART by JPMorgan 2035 Fund	$28,091.00	$-	$-	$-
MassMutual RetireSMART by JPMorgan 2040 Fund	$28,091.00	$-	$-	$-
MassMutual RetireSMART by JPMorgan 2045 Fund	$28,091.00	$-	$-	$-
MassMutual RetireSMART by JPMorgan 2050 Fund	$28,091.00	$-	$-	$-
MassMutual RetireSMART by JPMorgan 2055 Fund	$28,091.00	$-	$-	$-
MassMutual RetireSMART by JPMorgan 2060 Fund	$28,091.00	$-	$-	$-
MassMutual Select T. Rowe Price Retirement Balanced Fund	$28,091.02	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2005 Fund	$28,091.00	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2010 Fund	$28,091.00	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2015 Fund	$28,090.99	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2020 Fund	$28,090.99	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2025 Fund	$28,090.99	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2030 Fund	$28,091.00	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2035 Fund	$28,091.01	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2040 Fund	$28,091.01	$-	$-	$-
E-3

Fiscal Year end September 30, 2021	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MassMutual Select T. Rowe Price Retirement 2045 Fund	$28,091.01	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2050 Fund	$28,090.98	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2055 Fund	$28,091.00	$-	$-	$-
MassMutual Select T. Rowe Price Retirement 2060 Fund	$28,091.00	$-	$-	$-
MM Equity Asset Fund	$34,308.00	$-	$2,800.00	$-
MassMutual Select T. Rowe Price Bond Asset Fund	$38,061.00	$-	$775.00	$-
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	$38,651.00	$-	$-	$-
MassMutual Select T. Rowe Price Large Cap Blend Fund	$32,580.00	$-	$-	$-
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	$35,460.00	$-	$-	$-
MassMutual Select T. Rowe Price Real Assets Fund	$33,618.00	$-	$2,568.75	$-
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	$31,837.00	$-	$-	$-
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund	$35,641.00	$-	$-	$-
MassMutual U.S. Government Money Market Fund	$29,588.00	$-	$-	$-
MassMutual Inflation-Protected and Income Fund	$35,460.00	$-	$-	$-
MassMutual Core Bond Fund	$36,381.00	$-	$-	$-
MassMutual Diversified Bond Fund	$36,381.00	$-	$-	$-
MassMutual Balanced Fund	$36,035.00	$-	$-	$-
MassMutual Disciplined Value Fund	$35,344.00	$-	$-	$-
MassMutual Main Street Fund	$32,581.00	$-	$-	$-
MassMutual Disciplined Growth Fund	$35,344.00	$-	$-	$-
MassMutual Small Cap Opportunities Fund	$33,618.00	$-	$-	$-
MassMutual Global Fund	$34,308.00	$-	$5,736.25	$-
MassMutual International Equity Fund	$35,344.00	$-	$5,256.25	$-
MassMutual Strategic Emerging Markets Fund	$34,654.00	$-	$20,216.25	$-
MassMutual Short-Duration Bond Fund	$35,229.00	$-	$-	$-
MassMutual High Yield Fund	$34,654.00	$-	$-	$-
MassMutual Global Floating Rate Fund	$-	$-	$-	$-
MassMutual Global Credit Income Opportunities Fund	$-	$-	$-	$-
MassMutual Emerging Markets Debt Blended Total Return Fund	$-	$-	$-	$-
MassMutual Global Emerging Markets Equity Fund	$-	$-	$-	$-
E-4

APPENDIX F

Interests of Certain Persons

Unless an alternate date is provided below, the following table shows, as of January 4, 2022, to the best knowledge of each Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of such Fund.

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Total Return Bond Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	26163827.73	40.61%
Reliance Trust Company FBO MassMutual RP P.O. Box 4852913.97 Atlanta, GA 30362	Class I	13936508.45	21.63%
MassMutual 20/80 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	3639882.145	5.65%
MassMutual 40/60 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	3532720.531	5.48%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	2704846.539	77.02%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	805883.841	22.95%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service	5345146.975	87.12%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service	783560.683	12.77%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative	1048013.054	58.54%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative	615748.722	34.39%
Charles Schwab Corporation 120 Kearny Street San Francisco, CA 94108	Administrative	126555.14	7.07%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	848697.103	72.09%
F-1

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	328532.744	27.91%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	6339179.354	85.33%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	767358.071	10.33%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	1662180.945	78.36%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	296370.241	13.97%
MassMutual Strategic Bond Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	11397070.34	34.68%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	6254077.119	19.03%
MassMutual 20/80 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	2451173.014	7.46%
MassMutual 40/60 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	2390059.165	7.27%
MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	Class I	1854526.456	5.64%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	2981803.164	41.82%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	2202816.089	30.90%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R5	1748626.503	24.53%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	3701061.966	83.33%
F-2

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	723872.176	16.30%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1914357.902	56.82%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	1348064.641	40.01%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	1569717.065	74.35%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	317527.253	15.04%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	143169.098	6.78%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	1687005.755	55.87%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	912234.352	30.21%
Reliance Trust Company FBO Mass Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	214207.07	7.09%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	168952.139	5.60%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	315345.091	43.33%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	263798.811	36.25%
Reliance Trust Company FBO Mass Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R3	113755.495	15.63%
F-3

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Select BlackRock Global Allocation Fund
Mac & Co. A/C 793104 PO Box 3198 525 William Penn Place Pittsburgh, PA 14230	Class I	35101016.09	64.87%
MAC & CO A/C 788946 PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	Class I	7419885.489	13.71%
MAC & CO A/C 818629 PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	Class I	6910330.309	12.77%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	149679.035	99.96%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	427201.332	96.97%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	518707.14	98.41%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	133029.271	69.97%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	56418.854	29.67%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	419760.687	89.22%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	45128.573	9.59%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	921195.293	92.76%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	55155.613	5.55%
F-4

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Diversified Value Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	8899824.842	45.88%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2679453.826	13.81%
MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	Class I	1049069.786	5.41%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	4813956.691	93.57%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	286964.732	5.58%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	850371.774	67.33%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	392223.314	31.06%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	886762.282	53.68%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	745020.414	45.10%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	1617389.006	74.02%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	413628.057	18.93%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	391968.643	38.92%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	391028.96	38.82%
F-5

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	205723.64	20.42%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	83615.04	89.87%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	9007.234	9.68%
MassMutual Fundamental Value Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	26253680.12	71.51%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	10216769.33	88.79%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	748405.405	6.50%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	1853478.923	56.99%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1378376.472	42.38%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	4405979.481	94.08%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	244226.549	5.21%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	2231085.168	67.86%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	691482.043	21.03%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	306845.604	9.33%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	1028942.17	99.19%
F-6

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	86582.092	50.53%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	53819.216	31.41%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	30874.174	18.02%
MM S&P 500 Index Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	15230896.96	20.78%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	14470754.08	19.74%
MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	Class I	9849225.921	13.44%
MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	Class I	6536858.699	8.92%
MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	Class I	4516082.219	6.16%
MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	Class I	4194819.514	5.72%
MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	Class I	3859753.019	5.27%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	12450438.18	50.79%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	10789526.09	44.01%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	10899626.1	58.99%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	6801064.823	36.81%
F-7

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	8942066.287	50.41%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	8156726.251	45.98%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	518547.672	50.51%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	441812.939	43.03%
Reliance Trust Company FBO MassMutual Various Non Qualified RP P.O. Box 28004 Atlanta, GA 30358	Class A	51763.473	5.04%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	12804035.75	51.16%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	6382462.626	25.50%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	2808479.91	11.22%
Reliance Trust Company FBO Mass Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	1258818.268	5.03%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	7644341.746	50.12%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	3745339.844	24.56%
Sammons Financial Network 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	Class R3	1203139.381	7.89%
F-8

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Equity Opportunities Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	8968247.791	38.17%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	7080361.324	30.13%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	7012355.506	90.22%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R5	523676.765	6.74%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	1774530.297	69.51%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	711282.825	27.86%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	2183626.75	76.42%
Hartford Life Insurance Co. 1 Griffin Road North Windsor, CT 06095	Administrative Class	301151.181	10.54%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	241235.798	8.44%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	1959512.657	64.61%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	584793.575	19.28%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	414259.752	13.66%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	223578.83	40.21%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	112584.576	20.25%
F-9

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	87481.416	15.73%
Reliance Trust Company Custodian FBO MassMutual Omnibus PE 1100 Abernathy Roadd, Suite 400 Atlanta, GA 30328	Class R4	85046.181	15.30%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	126671.894	51.14%
Sammons Financial Network 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	Class R3	88575.73	35.76%
Ascensus Trust Company FBO Intrepid Consulting Individual K Pl 486030 P.O. Box 10758 , Fargo, ND 58106 Fargo, ND 58106	Class R2	13171.266	5.32%
MassMutual Fundamental Growth Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	476687.459	18.67%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	415070.912	16.26%
Legg Mason Total Advantage 2030 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	357505.801	14.00%
Legg Mason Total Advantage 2035 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	289117.334	11.32%
Legg Mason Total Advantage 2025 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	276538.855	10.83%
Legg Mason Total Advantage 2040 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	193537.097	7.58%
Legg Mason Total Advantage 2020 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	142049.732	5.56%
Legg Mason Total Advantage 2045 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	136255.274	5.34%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	1568580.324	67.90%
F-10

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	741489.4	32.10%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	944752.784	61.34%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	540985.38	35.13%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1414428.762	71.44%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	565433.259	28.56%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	3306087.983	82.37%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	426532.41	10.63%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	231355.277	5.76%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	521832.311	98.18%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	694046.076	83.18%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	140355.152	16.82%
MassMutual Blue Chip Growth Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	36398833.04	37.15%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	30924169.82	31.57%
F-11

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class I	12867432.7	13.13%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	9822949.394	48.73%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R5	6233290.338	30.92%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	2539756.099	12.60%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	4315761.051	57.31%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	2423361.106	32.18%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Service Class	601053.061	7.98%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	8249790.846	71.08%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	3053797.02	26.31%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	3493013.945	63.51%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	1577419.565	28.68%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	2537133.247	52.22%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	980135.704	20.17%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	883760.185	18.19%
F-12

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO Mass Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	356718.477	7.34%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	1220026.087	52.54%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	745542.057	32.11%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	146637.195	6.31%
MassMutual Growth Opportunities Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	18284556.43	55.24%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	9404995.208	28.41%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	5651061.073	63.78%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	2717406.387	30.67%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	2356369.085	62.81%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	1363874.518	36.36%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	5347224.356	84.24%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	1000679.228	15.76%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	5902005.417	79.08%
F-13

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	765378.651	10.26%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	689056.029	9.23%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	338589.519	63.01%
TIAA, FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102	Class R4	171463.999	31.91%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	472939.348	55.69%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	376247.187	44.31%
MassMutual Mid Cap Value Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	4029454.902	42.17%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	1822215.333	19.07%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	81568.507	96.50%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	21127.621	98.55%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	68556.493	89.84%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Administrative Class	7749.556	10.16%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	76613.524	61.30%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	40936.142	32.75%
F-14

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	15736.244	67.23%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	5044.289	21.55%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	2492.76	10.65%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	12075.023	96.92%
MassMutual Small Cap Value Fund
MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	Class I	446166.416	11.91%
MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	Class I	419638.561	11.21%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	384830.371	10.28%
MassMutual 60/40 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	383700.101	10.25%
MassMutual RetireSMARTSM by JPMorgan 2050 Fund 1 Iron Street Boston, MA 02210	Class I	313192.286	8.36%
MassMutual 80/20 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	307064.017	8.20%
MassMutual RetireSMARTSM by JPMorgan 2035 Fund 1 Iron Street Boston, MA 02210	Class I	233322.014	6.23%
MassMutual 40/60 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	229477.504	6.13%
MassMutual RetireSMARTSM by JPMorgan 2045 Fund 1 Iron Street Boston, MA 02210	Class I	201146.192	5.37%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	190536.812	5.09%
F-15

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	948749.079	100.00%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	188457.822	64.38%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	104251.997	35.62%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	245814.471	96.25%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	409961.976	69.02%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	125833.298	21.18%
Reliance Trust Company FBO MassMutual Various Non Qualified RP P.O. Box 28004 Atlanta, GA 30358	Class A	47510.57	8.00%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	69326.526	48.08%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	57738.602	40.04%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	17132.912	11.88%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	36784.368	48.96%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	19684.083	26.20%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R3	15422.167	20.53%
F-16

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Small Company Value Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	8695335.314	53.52%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	7214854.25	44.41%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	4809239.464	83.26%
Reliance Trust Company FBO State Of Baltimore P.O. Box 78446 Atlanta, GA 30357	Class R5	933176.847	16.16%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	734726.756	86.65%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	102888.355	12.13%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1037361.595	82.50%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	211175.156	16.79%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	687848.536	50.77%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	330755.942	24.41%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	293578.578	21.67%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	58239.466	76.82%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	17511.173	23.10%
F-17

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	34742.974	84.19%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	6523.214	15.81%
MM S&P Mid Cap Index Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	4084668	50.86%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2576522.588	32.08%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	1206832.022	15.03%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	1322412.96	58.23%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	681194.381	29.99%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R5	171615.184	7.56%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	812804.589	57.75%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	519002.863	36.87%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Service Class	71840.465	5.10%
Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Administrative Class	1288310.825	49.91%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1259555.753	48.80%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	1022096.258	60.47%
F-18

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	529098.896	31.30%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	1925114.432	38.42%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	1864603.148	37.21%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	557146.071	11.12%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	336984.883	6.73%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	3423205.049	46.83%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	2655273.532	36.33%
Sammons Financial Network 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	Class R3	512202.433	7.01%
MM Russell 2000 Small Cap Index Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	3351179.432	46.71%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	3080003.433	42.93%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	649162.936	9.05%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	777224.596	52.08%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	413069.906	27.68%
F-19

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R5	242988.417	16.28%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	463207.361	46.19%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	456277.551	45.50%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Service Class	65886.088	6.57%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	1579584.537	58.39%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	975689.709	36.07%
Ascensus Trust Company FBO LWSS Family Dentistry P.O. Box 10758 Fargo, ND 58106	Administrative Class	141736.702	5.24%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	799002.347	60.52%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	477942.355	36.20%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	1502920.532	38.23%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	1077915.042	27.42%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	614473.107	15.63%
Reliance Trust Company14.91% FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	585999.573	14.91%
F-20

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	2402408.58	57.78%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	1439037.461	34.61%
MassMutual Mid Cap Growth Fund
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class I	72368259.68	30.13%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	29457007.28	12.26%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	26077454.36	10.86%
TIAA, FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102	Class I	18604807.09	7.74%
DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	Class I	14534759.83	6.05%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class R5	13796960.12	24.15%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	12776190.26	22.36%
Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	Class R5	9481968.985	16.60%
DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	Class R5	3713932.629	6.50%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	3695633.565	6.47%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Service Class	2957018.374	25.53%
F-21

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	2626333.22	22.68%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1873112.53	16.17%
John Hancock Trust Company LLC 690 Canton St, Suite 100 Westwood, MA 02090	Service Class	880420.581	7.60%
TIAA, FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102	Service Class	776924.76	6.71%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	6881351.751	69.13%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	2025712.353	20.35%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	5128563.424	67.29%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	1385545.368	18.18%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	618091.193	8.11%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class R4	1625973.333	28.48%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	1026312.076	17.98%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	499459.443	8.75%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	494924.194	8.67%
DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	Class R4	348822.194	6.11%
F-22

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Matrix Trust Company FBO Phx-Oneamerica P.O. Box 52129 Phoenix, AZ 85072	Class R4	323360.093	5.66%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	888659.039	49.98%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	394959.239	22.21%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R3	165939.218	9.33%
MassMutual Small Cap Growth Equity Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	15702555.83	51.43%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	5456440.324	17.87%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class I	3267926.081	10.70%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	7567746.581	87.69%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1030886.263	46.08%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	643554.924	28.76%
Matrix Trust Company FBO Arthur J. Gallagher Corporation Supplemental Savings P.O. Box 52129 Phoenix, AZ 85072	Service Class	482797.443	21.58%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1741993.514	76.24%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	487031.848	21.32%
F-23

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	2285624.937	75.69%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	480231.231	15.90%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	174898.579	5.79%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	966489.272	57.51%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	408835.354	24.33%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	124552.753	7.41%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	98596.982	5.87%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	402028.897	57.15%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	229517.704	32.62%
State Street Bank FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	Class R3	50238.435	7.14%
MM MSCI EAFE International Index Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2340010.217	44.94%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	1956673.824	37.57%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	563339.865	10.82%
F-24

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	752787.168	61.37%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	458163.64	37.35%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	219409.605	75.69%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	70204.231	24.22%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1082633.754	56.55%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	830475.256	43.38%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	478971.491	42.86%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	399293.824	35.73%
Great-West Trust Company 8515 East Orchard Road Greenwood Village, CO 80111	Class A	214958.97	19.24%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	1006236.576	46.25%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	718071.667	33.01%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	320755.034	14.74%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	1602788.786	63.41%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	653132.845	25.84%
F-25

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 3032	Class R3	166334.041	6.58%
MassMutual Overseas Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	12308197.3	30.59%
MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	Class I	4411641.744	10.97%
MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	Class I	3753294.989	9.33%
MassMutual RetireSMARTSM by JPMorgan 2050 Fund 1 Iron Street Boston, MA 02210	Class I	3409173.561	8.47%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	3146105.673	7.82%
MassMutual RetireSMARTSM by JPMorgan 2035 Fund 1 Iron Street Boston, MA 02210	Class I	2359218.336	5.86%
MassMutual RetireSMARTSM by JPMorgan 2045 Fund 1 Iron Street Boston, MA 02210	Class I	2199909.395	5.47%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	10917365.81	75.49%
PIMS/Prudential Retirement 2041 South Cobalt Point Way Meridian, ID 83642	Class R5	2407352.724	16.65%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	2900736.875	59.48%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1939873.582	39.78%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1408805.151	71.79%
F-26

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	481899.372	24.56%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	1743941.594	73.93%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	234248.03	9.93%
Reliance Trust Company FBO MassMutual Various Non Qualified RP P.O. Box 28004 Atlanta, GA 30358	Class A	161546.994	6.85%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	140684.679	5.96%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	1102778.535	46.76%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	637520.832	27.03%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	328505.605	13.93%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	289609.466	12.28%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	384006.272	51.06%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	271572.123	36.11%
MassMutual Select T. Rowe Price International Equity Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	Class I	32683145.02	20.69%
MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	Class I	31238270.32	19.77%
F-27

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Select T. Rowe Price Retirement 2050 Fund 1 Iron Street Boston, MA 02210	Class I	22955264.9	14.53%
MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	Class I	16824087.09	10.65%
MassMutual Select T. Rowe Price Retirement 2045 Fund 1 Iron Street Boston, MA 02210	Class I	14642530.55	9.27%
MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	Class I	11519382.26	7.29%
MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	Class I	10484195.5	6.64%
MassMutual Select T. Rowe Price Retirement 2055 Fund 1 Iron Street Boston, MA 02210	Class I	8526306.166	5.40%
MassMutual 20/80 Allocation Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	1519340.455	77.66%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	220240.843	11.26%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	202653.134	10.36%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	832898.675	100.00%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	12467706.41	99.01%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1220170.159	54.66%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	1012193.812	45.34%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	1596210.839	84.60%
F-28

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	290575.446	15.40%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	365534.531	89.80%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	25893.108	6.36%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	443881.918	74.38%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	116688.613	19.55%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R3	36176.221	6.06%
MassMutual 40/60 Allocation Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	4667569.025	83.81%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	564042.563	10.13%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	337817.037	6.07%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	743528.591	98.37%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1558998.18	92.99%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	110575.391	6.60%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	3295339.096	83.44%
F-29

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	654022.949	16.56%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	4945289.311	84.66%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	896251.833	15.34%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	3501493.828	91.15%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	292439.44	7.61%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	1523561.707	72.10%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	525422.212	24.87%
MassMutual 60/40 Allocation Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2289867.572	65.30%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	946821.11	27.00%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	269769.338	7.69%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	2173060.3	100.00%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	2528017.55	96.77%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	4465495.02	83.75%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	866294.839	16.25%
F-30

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	5231656.783	92.58%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	419578.769	7.42%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	735394.728	72.33%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	129398.706	12.73%
Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	125615.068	12.35%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	983934.611	75.68%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R3	279369.146	21.49%
MassMutual 80/20 Allocation Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2895547.414	75.67%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	632246.742	16.52%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	298733.089	7.81%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	581294.285	100.00%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1443350.824	99.04%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1432471.857	69.23%
F-31

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	636812.188	30.77%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	2145500.398	83.38%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	422101.362	16.40%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	1058377.806	84.33%
Hartford Life Insurance Co. 1 Griffin Road North Windsor, CT 06095	Class R4	138457.632	11.03%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	947563.13	56.83%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	602878.885	36.16%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R3	99364.824	5.96%
MassMutual RetireSMART by JPMorgan In Retirement Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	725079.354	46.95%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	600613.541	38.89%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	218684.006	14.16%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	394404.27	94.28%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	23929.677	5.72%
F-32

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	720003.776	88.43%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	94176.015	11.57%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	1462720.204	54.52%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1028844.234	38.35%
First County Bank Trust Department 3001 Summer Street Stamford, CT 06905	Administrative Class	157814.426	5.88%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	420993.642	34.65%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	346885.804	28.55%
Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	Class A	140944.641	11.60%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	137846.304	11.35%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Class A	105534.964	8.69%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	457855.876	43.21%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	347207.67	32.77%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	216411.622	20.42%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	1564458.159	80.05%
F-33

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	380930.064	19.49%
MassMutual RetireSMART by JPMorgan 2020 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2617326.026	63.46%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	1104975.46	26.79%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	397379.563	9.63%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	2719211.18	97.19%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1050107.507	63.25%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	610121.689	36.75%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1520178.019	57.94%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	1056149.189	40.25%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	1095714.686	44.34%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	668982.778	27.07%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	431809.243	17.48%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	1015263.793	58.12%
F-34

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	392850.055	22.49%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	324823.526	18.59%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	2688153.69	66.11%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	1368281.819	33.65%
MassMutual RetireSMART by JPMorgan 2025 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2112053.544	46.56%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	1843902.869	40.65%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	580012.601	12.79%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	60092.888	50.56%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	58759.239	49.44%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	328009.23	59.16%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	226458.034	40.84%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	1689449.981	59.25%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1118951.816	39.24%
F-35

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	736591.394	70.43%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	187195.403	17.90%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	823192.718	36.63%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	744434.419	33.13%
Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	660811.365	29.40%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	4245295.577	88.10%
Hartford Life Insurance Co. 1 Griffin Road North Windsor, CT 06095	Class R3	549766.462	11.41%
MassMutual RetireSMART by JPMorgan 2030 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2387248.409	46.43%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	1918438.887	37.31%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	788525.786	15.34%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	6116188.778	87.19%
Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	Class R5	734778.218	10.47%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1612334.984	70.58%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	672074.23	29.42%
F-36

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	3709198.483	62.16%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	2193325.584	36.76%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	1291368.564	43.23%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	921028.67	30.84%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	597801.9	20.01%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	1345748.068	56.74%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	662659.952	27.94%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	357423.459	15.07%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	5353340.164	72.75%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	1983898.92	26.96%
MassMutual RetireSMART by JPMorgan 2035 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2382190.628	58.35%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	1332471.507	32.64%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	367583.118	9.00%
F-37

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R5	214529.025	73.33%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	72750.553	24.87%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	385124.631	66.88%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	190716.906	33.12%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	1323465.829	52.59%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1074769.481	42.71%
Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road	Class A	787736.43	79.60%
Atlanta, GA 30328 Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	194401.146	19.64%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	753634.724	41.75%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	696839.218	38.60%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	340558.578	18.87%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	3784431.18	88.89%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	426858.797	10.03%
F-38

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual RetireSMART by JPMorgan 2040 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2328881.829	57.17%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	960994.641	23.59%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	771961.759	18.95%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	4437724.315	97.10%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1189503.888	71.96%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	463562.335	28.04%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	2739301.483	51.96%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	2478376.821	47.01%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	1009046.852	53.83%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	574520.112	30.65%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	210248.252	11.22%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	921905.067	56.49%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	445887.252	27.32%
F-39

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	246855.183	15.13%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	3776902.559	84.60%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	663579.171	14.86%
MassMutual RetireSMART by JPMorgan 2045 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	1497453.734	60.92%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	681035.033	27.71%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	279562.911	11.37%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	73333.141	65.29%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	35382.722	31.50%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	211004.523	74.25%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	73163.913	25.75%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	1245741.882	61.48%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	731080.71	36.08%
Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class A	540658.256	74.32%
F-40

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	184694.682	25.39%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	762220.634	49.66%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	457298.971	29.79%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	306124.386	19.94%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	2705047.679	86.00%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	430291.341	13.68%
MassMutual RetireSMART by JPMorgan 2050 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	1584763.309	51.61%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	999375.336	32.54%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	476721.005	15.52%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	5273861.071	96.94%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	728016.985	67.48%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	350774.432	32.52%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	3095680.22	60.47%
F-41

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1810682.095	35.37%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	769655.388	56.62%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	584427.211	42.99%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	857538.833	50.23%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	476904.141	27.94%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	367448.351	21.53%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	3287403.93	86.16%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	516209.796	13.53%
MassMutual RetireSMART by JPMorgan 2055 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	623418.628	47.27%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	509377.962	38.62%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	185968.221	14.10%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	57902.286	61.25%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	28553.647	30.20%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R5	8080.76	8.55%
F-42

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	144341.667	53.77%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	124090.62	46.23%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	529672.063	51.64%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	437086.194	42.61%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	168061.34	76.27%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	52258.274	23.72%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	401392.819	58.36%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	172227.399	25.04%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	111989.329	16.28%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	2105748.65	93.28%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	148120.566	6.56%
MassMutual RetireSMART by JPMorgan 2060 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	1132218.448	91.56%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	19180.714	93.83%
F-43

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	1262.244	6.17%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	134163.584	61.51%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	83940.961	38.49%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	106523.251	50.50%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	103875.29	49.24%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	30289.915	61.92%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	18624.64	38.08%
Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	55176.158	54.88%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	37277.663	37.08%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	8081.575	8.04%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	99731.722	73.50%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	27335.238	20.15%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	8621.63	6.35%
F-44

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Select T. Rowe Price Retirement Balanced Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	705536.348	42.70%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	689412.735	41.73%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	235051.251	14.23%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	8966711.362	93.97%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	557089.206	5.84%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	547511.595	78.92%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	81695.121	11.78%
Reliance Trust Company FBO MassMutual RP Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class M4	51036.918	7.36%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	189545.874	54.81%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	118150.124	34.16%
Reliance Trust Company FBO MassMutual RP Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class M3	20046.75	5.80%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class M3	18109.125	5.24%
F-45

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Select T. Rowe Price Retirement 2005 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	629951.462	54.25%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	502863.304	43.31%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	275475.363	50.84%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	251835.716	46.47%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	93607.487	50.40%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	68593.518	36.93%
Reliance Trust Company FBO MassMutual Prem P.O. Box 78446 Atlanta, GA 30357	Class M4	12272.351	6.61%
The Hartford One Hartford Plaza Hartford, CT 06155	Class M4	11259.407	6.06%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	103470.621	94.61%
MassMutual Select T. Rowe Price Retirement 2010 Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	3114458.098	66.13%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	1574164.381	33.42%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	1383089.155	57.31%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	996691.025	41.30%
F-46

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	933689.437	76.41%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	258371.32	21.15%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	704004.667	82.21%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	127099.785	14.84%
MassMutual Select T. Rowe Price Retirement 2015 Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	2361857.668	51.07%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2041554.37	44.14%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	3349063.457	84.64%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	544858.069	13.77%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	492089	85.63%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	71484.063	12.44%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	198940.504	45.79%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	182942.479	42.11%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class M3	28763.855	6.62%
F-47

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class M3	23776.164	5.47%
MassMutual Select T. Rowe Price Retirement 2020 Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	9824221.469	52.89%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	8023507.22	43.20%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	13427828.1	74.16%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	3521757.8	19.45%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	5659046.301	82.64%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	651325.861	9.51%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class M4	389988.843	5.70%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	2171331.865	67.63%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	683012.928	21.27%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class M3	194208.479	6.05%
F-48

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Select T. Rowe Price Retirement 2025 Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	12532525.83	56.17%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	8892961.742	39.86%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	9236688.631	80.39%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	1901476.348	16.55%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	3661829.19	71.64%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	892254.843	17.46%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class M4	277324.786	5.43%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class M4	268008.202	5.24%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	1560310.463	52.33%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	958477.984	32.15%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class M3	257986.134	8.65%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class M3	172998.455	5.80%
F-49

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Select T. Rowe Price Retirement 2030 Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	17013993.24	50.02%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	15899611.78	46.75%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	27472805.09	72.30%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	9165692.075	24.12%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	11614466.35	83.00%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	1858152.592	13.28%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	3832783.604	65.99%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	1540699.629	26.53%
MassMutual Select T. Rowe Price Retirement 2035 Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	11312046.76	55.12%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	8315870.88	40.52%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	10502555.02	81.02%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	2118465.122	16.34%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	3954301.927	67.21%
F-50

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	1381670.733	23.48%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class M4	357686.002	6.08%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	1671776.823	67.65%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	581821.344	23.54%
MassMutual Select T. Rowe Price Retirement 2040 Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	11337605.96	49.75%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	10490179.83	46.03%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	24462226.91	72.54%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	8180388.016	24.26%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	8840638.878	81.25%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	1701091.285	15.63%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	3115872.88	71.70%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	876798.729	20.18%
F-51

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Select T. Rowe Price Retirement 2045 Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	7437493.397	55.16%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	5469424.89	40.56%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	8893769.099	84.72%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	1250899.551	11.92%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	3160774.065	67.40%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	792090.478	16.89%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class M4	574124.917	12.24%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	1125134.296	64.58%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	454121.558	26.06%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class M3	93292.141	5.35%
MassMutual Select T. Rowe Price Retirement 2050 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	6983886.508	48.65%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	6823940.472	47.54%
F-52

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	17074801.5	77.61%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	4472704.765	20.33%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	6259510.625	84.41%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	1043465.645	14.07%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	2039654.841	68.72%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	578711.926	19.50%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class M3	287358.626	9.68%
MassMutual Select T. Rowe Price Retirement 2055 Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	3089397.763	49.09%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	2948366.537	46.85%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	6932882.003	92.67%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	475909.293	6.36%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	1948071.66	76.91%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	491770.054	19.41%
F-53

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	761787.931	67.85%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	211250.321	18.82%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class M3	101837.042	9.07%
MassMutual Select T. Rowe Price Retirement 2060 Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	1566973.113	50.06%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	1394546.888	44.55%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M5	1143364.334	59.97%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M5	736344.146	38.62%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M4	812303.846	75.20%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M4	242835.751	22.48%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class M3	205771.438	60.45%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class M3	105137.143	30.89%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class M3	18220.842	5.35%
F-54

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MM Equity Asset Fund
MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	Class I	6670325.033	14.68%
MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	Class I	6440813.054	14.18%
MassMutual 60/40 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	4997069.817	11.00%
MassMutual RetireSMARTSM by JPMorgan 2050 Fund 1 Iron Street Boston, MA 02210	Class I	4838701.661	10.65%
MassMutual 80/20 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	3845035.378	8.46%
MassMutual RetireSMARTSM by JPMorgan 2035 Fund 1 Iron Street Boston, MA 02210	Class I	3560180.867	7.84%
MassMutual RetireSMARTSM by JPMorgan 2045 Fund 1 Iron Street Boston, MA 02210	Class I	3131085.73	6.89%
MassMutual 40/60 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	2986101.818	6.57%
MassMutual RetireSMARTSM by JPMorgan 2025 Fund 1 Iron Street Boston, MA 02210	Class I	2522538.855	5.55%
MassMutual Select T. Rowe Price Bond Asset Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	Class I	21796965.16	27.79%
MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	Class I	15071856.04	19.21%
MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	Class I	12446363.37	15.87%
MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	Class I	6862290.714	8.75%
MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	Class I	6690365.073	8.53%
MassMutual Select T. Rowe Price Retirement Balanced Fund 1 Iron Street Boston, MA 02210	Class I	4393807.078	5.60%
F-55

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Select T. Rowe Price Emerging Markets Bond Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	Class I	3049281.882	26.51%
MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	Class I	2810296.162	24.43%
MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	Class I	2101677.358	18.27%
MassMutual Select T. Rowe Price Retirement Balanced Fund 1 Iron Street Boston, MA 02210	Class I	880458.43	7.65%
MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	Class I	781386.587	6.79%
MassMutual Select T. Rowe Price Retirement 2010 Fund 1 Iron Street Boston, MA 02210	Class I	634157.077	5.51%
MassMutual Select T. Rowe Price Retirement 2015 Fund 1 Iron Street Boston, MA 02210	Class I	625181.446	5.43%
MassMutual Select T. Rowe Price Large Cap Blend Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	Class I	35569924.65	22.16%
MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	Class I	29193273	18.19%
MassMutual Select T. Rowe Price Retirement 2050 Fund 1 Iron Street Boston, MA 02210	Class I	25234104.27	15.72%
MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	Class I	17002136.63	10.59%
MassMutual Select T. Rowe Price Retirement 2045 Fund 1 Iron Street Boston, MA 02210	Class I	16054962.21	10.00%
MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	Class I	10162590.62	6.33%
MassMutual Select T. Rowe Price Retirement 2055 Fund 1 Iron Street Boston, MA 02210	Class I	9352318.037	5.83%
MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	Class I	9258207.781	5.77%
F-56

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	Class I	8135741.157	28.04%
MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	Class I	4886165.918	16.84%
MassMutual Select T. Rowe Price Retirement Balanced Fund 1 Iron Street Boston, MA 02210	Class I	3876728.75	13.36%
MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	Class I	3730240.835	12.85%
MassMutual Select T. Rowe Price Retirement 2010 Fund 1 Iron Street Boston, MA 02210	Class I	2142758.115	7.38%
MassMutual Select T. Rowe Price Retirement 2015 Fund 1 Iron Street Boston, MA 02210	Class I	1999453.977	6.89%
MassMutual Select T. Rowe Price Real Assets Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	Class I	2801247.412	20.19%
MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	Class I	2774896.973	20.00%
MassMutual Select T. Rowe Price Retirement 2050 Fund 1 Iron Street Boston, MA 02210	Class I	1982229.133	14.29%
MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	Class I	1473062.989	10.62%
MassMutual Select T. Rowe Price Retirement 2045 Fund 1 Iron Street Boston, MA 02210	Class I	1270109.738	9.15%
MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	Class I	1057933.118	7.62%
MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	Class I	975324.811	7.03%
MassMutual Select T. Rowe Price Retirement 2055 Fund 1 Iron Street Boston, MA 02210	Class I	736410.526	5.31%
F-57

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	Class I	13074203.78	20.41%
MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	Class I	12381555.19	19.33%
MassMutual Select T. Rowe Price Retirement 2050 Fund 1 Iron Street Boston, MA 02210	Class I	9630807.666	15.03%
MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	Class I	6707981.316	10.47%
MassMutual Select T. Rowe Price Retirement 2045 Fund 1 Iron Street Boston, MA 02210	Class I	6164787.875	9.62%
MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	Class I	4590757.434	7.17%
MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	Class I	4080835.127	6.37%
MassMutual Select T. Rowe Price Retirement 2055 Fund 1 Iron Street Boston, MA 02210	Class I	3586937.915	5.60%
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	Class I	5379245.505	32.18%
MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	Class I	2196062.419	13.14%
MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	Class I	2195962.678	13.14%
MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	Class I	2152772.03	12.88%
MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	Class I	2097707.959	12.55%
F-58

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual U.S. Government Money Market Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	171,162,884.019	57.09%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	69,202,570.887	23.08%
Reliance Trust Company FBO MassMutual Various Non Qualified RP P.O. Box 28004 Atlanta, GA 30358	Class R5	45,466,256.570	15.16%
MassMutual Inflation-Protected and Income Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	6652016.551	36.78%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	2018085.898	11.16%
MassMutual RetireSMARTSM by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	Class I	1618261.842	8.95%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Class I	957750.138	5.30%
Great-West Trust Company LLC FBO Employee Benefits Clients 401K 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	Class I	953581.816	5.27%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	5276699.772	64.97%
Matrix Trust Company Trustee FBO Formosa Plastics Corporation U.S.A P.O. Box 52129 Phoenix, AZ 85072	Class R5	2036658.856	25.08%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	3551993.069	70.68%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	851938.185	16.95%
State Street Bank Trustee And/Or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	Service Class	524038.4	10.43%
F-59

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	778155.856	67.52%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	306291.041	26.58%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	542029.46	44.65%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	382552.538	31.51%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	204218.709	16.82%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	163775.158	30.33%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	145197.3	26.89%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	122672.93	22.72%
State Street Bank Trustee And/Or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	Class R4	36010.067	6.67%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	151521.295	53.42%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	109020.562	38.44%
MassMutual Core Bond Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	21425718.21	35.68%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	7475538.079	12.45%
MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	Class I	5184516.982	8.63%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Class I	4649777.664	7.74%
F-60

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual RetireSMARTSM by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	Class I	4034282.896	6.72%
MassMutual 20/80 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	3159360.552	5.26%
MassMutual RetireSMARTSM by JPMorgan 2025 Fund 1 Iron Street Boston, MA 02210	Class I	3077469.111	5.13%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	20390183.47	87.50%
Matrix Trust Company Trustee FBO Formosa Plastics Corporation U.S.A P.O. Box 52129 Phoenix, AZ 85072	Class R5	1355489.512	5.82%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	2247706.767	54.03%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	1906911.057	45.84%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	3247345.81	74.17%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	1126657.48	25.73%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	3699760.493	79.80%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	447938.313	9.66%
Matrix Trust Company Trustee FBO Kayser-Roth Corporation P.O. Box 52129 Phoenix, AZ 85072	Class A	284333.597	6.13%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	504848.697	84.12%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	46768.528	7.79%
Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	31924.432	5.32%
F-61

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	19183.99	68.13%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	8973.724	31.87%
MassMutual Diversified Bond Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	5123402.396	50.06%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	3668597.759	35.84%
Reliance Trust Co FBO Mm Sta Of Baltimore P.O. Box 78446 Atlanta, GA 30357	Class R5	4398339.477	61.40%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	1145373.821	15.99%
Capinco C/O US Bank NA 1555 N. Rivercenter Drive Ste. 302 Milwaukee, WI 53212	Class R5	859349.898	12.00%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	595312.764	8.31%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	336137.447	51.02%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	322645.536	48.98%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	991233.878	86.16%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	159246.731	13.84%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	558939.318	58.25%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	235545.162	24.55%
Reliance Trust Company FBO MassMutual Various Non Qualified RP P.O. Box 28004 Atlanta, GA 30358	Class A	130243.221	13.57%
F-62

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	190032.621	40.36%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	144846.481	30.76%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	112852.726	23.97%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	86593.249	75.09%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	28723.945	24.91%
MassMutual Balanced Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2980193.192	61.53%
The Hartford One Hartford Plaza Hartford, CT 06155	Class I	969840.505	20.02%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	826796.275	17.07%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	3286694.642	96.48%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	507069.67	62.34%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	298571.796	36.71%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	673227.299	98.48%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	838685.412	47.34%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	737047.976	41.60%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	101742.836	5.74%
F-63

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	262997.127	49.57%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	227089.473	42.80%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	30186.884	5.69%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	653800.292	51.18%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	517357.098	40.50%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	105060.446	8.22%
MassMutual Disciplined Value Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	1826642.42	78.99%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	347647.794	15.03%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	2162800.245	99.98%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1100936.148	96.19%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	114777.402	97.37%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	338382.445	71.41%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	124001.618	26.17%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	112676.424	55.20%
F-64

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	91456.404	44.80%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	209856.113	67.48%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	77045.527	24.77%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	24092.016	7.75%
MassMutual Main Street Fund
Legg Mason Total Advantage 2030 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	473524.936	20.10%
Legg Mason Total Advantage 2025 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	348173.834	14.78%
Legg Mason Total Advantage 2035 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	339349.047	14.40%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	304005.063	12.90%
Legg Mason Total Advantage 2040 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	190575.103	8.09%
Legg Mason Total Advantage 2045 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	148733.129	6.31%
Legg Mason Total Advantage 2020 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	148507.982	6.30%
Legg Mason Total Advantage 2050 Fund 110 North Market Street, 9th Floor Wilmington, DE 19890	Class I	145172.142	6.16%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	3811525.952	96.97%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	11128.787	100.00%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	2007963.712	93.39%
F-65

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	142045.8	6.61%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	435117.325	46.83%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	271076.31	29.18%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	85274.747	9.18%
Reliance Trust Company FBO MassMutual Various Non Qualified RP P.O. Box 28004 Atlanta, GA 30358	Class A	69183.291	7.45%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Class A	57674.374	6.21%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	526861.061	71.30%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	197843.951	26.77%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	62495.191	68.81%
Talcott Resolution Life Insurance Compay 1 Griffin Road North Windsor, CT 06095	Class R3	17094.569	18.82%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	11227.43	12.36%
MassMutual Disciplined Growth Fund
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	1631615.869	45.35%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	1522871.257	42.32%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	8697300.875	84.90%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	1426750.541	13.93%
F-66

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	2440280.902	97.24%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	2629759.088	74.23%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	912732.375	25.77%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	1483864.634	48.96%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	1365007.452	45.04%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	854939.918	75.51%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	237058.05	20.94%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	499402.785	92.30%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	30727.786	5.68%
MassMutual Small Cap Opportunities Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	849038.837	17.22%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	832710.927	16.88%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Class I	733504.442	14.87%
Reliance Trust Company FBO Salem Trust Eb R/R P.O. Box 78446 Atlanta, GA 30357	Class I	481937.132	9.77%
Mid Atlantic Trust Company FBO Popular, Inc. Pr Sav. & Inv. Plan 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	Class I	464614.239	9.42%
TIAA, FSB Cust/TTEE 211 North Broadway, Suite 1000 St. Louis, MO 63102	Class I	432665.359	8.77%
F-67

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	Class I	249867.145	5.07%
The Hartford One Hartford Plaza Hartford, CT 06155	Class I	247652.635	5.02%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	5332968.879	70.55%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Class R5	1615447.639	21.37%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	737535.88	60.15%
John Hancock Trust Company LLC 690 Canton St. Suite 100 Westwood, MA 02090	Service Class	199652.071	16.28%
Reliance Trust Company FB MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	154103.145	12.57%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	564263.737	37.36%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	562987.562	37.27%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Administrative Class	211217.924	13.98%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Administrative Class	171734.921	11.37%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	2473895.117	78.35%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	312112.451	9.88%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	401866.498	45.12%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	264869	29.74%
F-68

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Fidelity Investments Institutional Operations Company LLC (FIIOC) FBO Scheurer Hospital Employees Retirement Plan 100 Magellan Way (KWIC) Covington, KY 41015	Class R4	96318.77	10.81%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	64795.189	7.27%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	300787.811	52.28%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	187775.661	32.64%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R3	46367.976	8.06%
MassMutual Global Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	2374282.299	40.86%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Class I	1220137.11	21.00%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	1117035.845	19.23%
John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090	Class I	559428.004	9.63%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class I	425680.273	7.33%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	5465495.304	90.42%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	565958.644	9.36%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	326810.569	68.85%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	141722.188	29.86%
F-69

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	4857992.52	97.81%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	675638.35	62.72%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	254718.322	23.65%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	107378.043	9.97%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	382136.682	40.65%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	335636.632	35.70%
Reliance Trust Company FBO MassMutual Ominbus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	151869.541	16.15%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	62849.137	6.69%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	419252.541	50.76%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	372685.333	45.12%
MassMutual International Equity Fund
MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	Class I	1712222.992	17.57%
MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	Class I	1342313.103	13.77%
MassMutual RetireSMARTSM by JPMorgan 2050 Fund 1 Iron Street Boston, MA 02210	Class I	1289412.086	13.23%
MassMutual RetireSMARTSM by JPMorgan 2035 Fund 1 Iron Street Boston, MA 02210	Class I	951100.108	9.76%
MassMutual RetireSMARTSM by JPMorgan 2045 Fund 1 Iron Street Boston, MA 02210	Class I	829531.089	8.51%
F-70

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	800785.072	8.22%
MassMutual RetireSMARTSM by JPMorgan 2025 Fund 1 Iron Street Boston, MA 02210	Class I	512344.288	5.26%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	4978347.556	98.76%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	322681.735	83.37%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	64369.615	16.63%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	256682.513	91.95%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	22485.7	8.05%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	687881.772	47.69%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	587531.049	40.73%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	157451.1	92.10%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R4	13492.678	7.89%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	267317.933	92.35%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	17547.092	6.06%
MassMutual Strategic Emerging Markets Fund
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	6686072.363	55.93%
MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	Class I	1217236.58	10.18%
F-71

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	Class I	635881.996	5.32%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	212704.36	100.00%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	155018.035	84.31%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	26762.437	14.55%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	74209.465	88.79%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	8470.477	10.14%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	37291.569	78.45%
Reliance Trust Company FBO MassMutual Various Non Qualified RP P.O. Box 28004 Atlanta, GA 30358	Class A	3664.106	7.71%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	3478.36	7.32%
Millennium Trust Co LLC FBO Various Beneficiaries 2001 Spring Road Suite 700 Oak Brook, IL 60523	Class A	3100.898	6.52%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	32076.714	91.35%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	2338.262	6.66%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	74371.661	80.78%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	17614.545	19.13%
F-72

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MassMutual Short-Duration Bond Fund*
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	5334123.672	26.65%
MassMutual 20/80 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	4132233.485	20.65%
MassMutual 40/60 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	2854863.725	14.26%
Voya Institutional Trust Company FBO Mercedes Benz 30 Braintree Hill Office Park Braintree, MA 02184	Class I	1465275.748	7.32%
MassMutual 60/40 Allocation Fund 1 Iron Street Boston, MA 02210	Class I	1382218.126	6.91%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	4380599.491	73.14%
Matrix Trust Company Trustee FBO Formosa Plastics Corporation U.S.A. P.O. Box 52129 Phoenix, AZ 85072	Class R5	1459674.873	24.37%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	297915.198	60.91%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	163702.839	33.47%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1334148.341	90.79%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	120036.731	8.17%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	530423.06	48.94%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	289192.594	26.68%
F-73

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	154855.056	14.29%
Matrix Trust Company FBO Kayser-Roth Corporation Supplemental Retirement Plan P.O. Box 52129 Phoenix, AZ 85072	Class R4	87087.914	8.04%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	2140081.851	83.76%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class A	191032.048	7.48%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	148841.818	5.83%
Sammons Financial Network 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	Class R3	706860.739	59.30%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	376258.65	31.57%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road, Suite 400 Atlanta, GA 30328	Class R3	90480.002	7.59%
Charles Schwab Corporation Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	Class Y	40116049.54	39.62%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	Class Y	23970063.99	23.67%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class Y	13891535.9	13.72%
UBS WM USA Omni Account M/F 1000 Harbor Boulevard., Floor 5 Weehawken, NJ 07086	Class Y	8531705.615	8.43%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	Class L	7907604.649	64.94%
F-74

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
RBC Capital Markets LLC Mutual Fund Omnibus 60 South 6th Street, Suite 700 #P08 Minneapolis, MN 55402	Class L	1688391.35	13.87%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class L	1086300.281	8.92%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	Class C	62105.587	47.94%
RBC Capital Markets LLC Mutual Fund Omnibus 60 South 6th Street, Suite 700 #P08 Minneapolis, MN 55402	Class C	32480.869	25.07%
LPL Financial 156 Alabama St Crestview, FL 32536	Class C	15181.045	11.72%
Raymond James Omnibus For Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	Class C	9985.93	7.71%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class C	9786.297	7.55%
MassMutual High Yield Fund*
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class I	15454606.27	37.91%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class I	3241222.491	7.95%
MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	Class I	3118918.33	7.65%
MassMutual RetireSMARTSM by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	Class I	2789755.823	6.84%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R5	1477672.465	28.68%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R5	1167365.662	22.66%
F-75

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class R5	1154536.275	22.41%
DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	Class R5	324143.487	6.29%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class R5	287166.48	5.57%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Service Class	1302892.082	41.03%
Reliance Trust Company FBO MM Stationary Engineers Local P.O. Box 78446 Atlanta, GA 30362	Service Class	620875.924	19.55%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Service Class	569396.471	17.93%
The Hartford One Hartford Plaza Hartford, CT 06155	Service Class	241015.401	7.59%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Administrative Class	1141167.69	49.91%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Administrative Class	878195.23	38.41%
Great-West Trust Company FBO Employee Benefits Clients 401K 8515 East Orchard Road Greenwood Village, CO 80111	Administrative Class	134597.25	5.89%
DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	Class R4	1593038.901	35.69%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R4	1221713.533	27.37%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R4	905899.393	20.29%
F-76

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R4	251342.004	5.63%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class A	892095.272	63.57%
Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	Class A	260527.663	18.56%
Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	Class R3	2151473.978	56.63%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class R3	1187299.106	31.25%
Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	Class R3	290660.755	7.65%
Jewish Communal Fund 575 Madison Avenue, Suite 703 New York, NY 10022	Class Y	2517786.496	55.03%
Barings LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Class Y	1370633.86	29.96%
Charles Schwab Corporation Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105-1905	Class Y	623774.454	13.63%
Barings LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Class Y	11017.323	100.00%
MassMutual Global Floating Rate Fund*
The Shimon Ben Joseph Foundation 343 Sansome Street, Suite 550 San Francisco, CA 94104	Class I	4572984.68	56.83%
U.S. Bank, National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212	Class I	3473741.242	43.17%
UBS WM USA Omni Account M/F 1000 Harbor Boulevard, Floor 5 Weehawken, NJ 07086	Class Y	9176497.93	27.40%
F-77

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	Class Y	5793464.498	17.30%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class Y	3855258.204	11.51%
LPL Financial 156 Alabama St Crestview, FL 32536	Class Y	3386549.282	10.11%
Maril & Co FBO Reliance Trust Company 4900 West Brown Deer Road Milwaukee, WI 53223	Class Y	2312312.751	6.90%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	Class L	4239846.889	74.37%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class L	335092.629	5.88%
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	Class L	295642.212	5.19%
MassMutual Global Credit Income Opportunities Fund*
U.S. Bank, National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212	Class I	717222.001	99.70%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class Y	2610789.708	23.72%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	Class Y	2307328.118	20.96%
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	Class Y	1468438.338	13.34%
Wells Fargo Bank FBO Alex Lee Inc P.O. Box 1533 Minneapolis, MN 55480	Class Y	934458.212	8.49%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class Y	795112.627	7.22%
Charles Schwab Corporation Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105-1905	Class L	5774493.127	86.01%
F-78

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	Class L	586096.167	8.73%
Raymond James Omnibus For Mutual Funds House ACCT Firm 92500015 880 Carillon Parkway St. Petersburg, Fl 33713	Class C	290001.548	45.93%
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	Class C	259732.939	41.13%
UBS WM USA Omni Account M/F 1000 Harbor Boulevard, Floor 5 Weehawken, NJ 07086	Class C	32276.54	5.11%
MassMutual Emerging Markets Debt Blended Total Return Fund*
Barings LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Class I	91.824	100.00%
Barings LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Class Y	3289663.948	24.22%
UBS WM USA Omni Account M/F 1000 Harbor Boulevard, Floor 5 Weehawken, NJ 07086	Class Y	3073060.999	22.62%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class Y	2341007.448	17.23%
Charles Schwab Corporation 211 Main Street San Francisco, CA 94105-1905	Class Y	1762914.104	12.98%
Reliance Trust Company FBO Huntington National Bank P.O. Box 78446 Atlanta ,GA 30357	Class Y	1253829.463	9.23%
Charles Schwab Corporation 211 Main Street San Francisco, CA 94105-1905	Class L	923493.882	64.37%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class L	234757.849	16.36%
Charles Schwab Corporation Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	Class L	116256.559	8.10%
LPL Financial 156 Alabama St Crestview, FL 32536	Class C	26354.345	40.82%
F-79

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class C	18352.847	28.43%
Raymond James Omnibus For Mutual Funds House ACCT Firm 92500015 880 Carillon Parkway St. Petersburg, Fl 33713	Class C	13980.327	21.65%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Class C	3232.214	5.01%
MassMutual Global Emerging Markets Equity Fund*
Barings LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Class I	490000	100.00%
Barings LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Class Y	490000	96.88%
Barings LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Class L	10000	100.00%
Barings LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Class C	10000	100.00%

*	Beneficial ownership information for this Fund is provided as of January 3, 2022.
F-80

MASSMUTUAL
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D68517-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

	For All	Withhold All	For All Except
1. To elect ten Trustees to the Board of Trustees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

01) Allan W. Blair
02) Nabil N. El-Hage
03) Michael R. Fanning
04) Maria D. Furman
05) R. Bradford Malt
06) C. Ann Merrifield
07) Clifford M. Noreen
08) Cynthia R. Plouché
09) Jason J. Price
10) Susan B. Sweeney

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on May 25, 2022:
The Letter to Shareholder, Notice of Meeting, and Proxy Statement are available online at **www.proxyvote.com**.

D68518-TBD

MASSMUTUAL SELECT FUNDS
MASSMUTUAL PREMIER FUNDS
MASSMUTUAL ADVANTAGE FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of one or more mutual funds comprising the MassMutual Select Funds, the MassMutual Premier Funds, or the MassMutual Advantage Funds (separately, a "Trust" and together the "Trusts"), hereby appoints Douglas Steele, Renee Hitchcock, Andrew Goldberg, and Jill Nareau Robert, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund, as referenced on the reverse side, standing in the name of the undersigned at the close of business on February 25, 2022, at a Special Meeting to be held virtually on May 25, 2022, at 3:00 p.m. Eastern Time and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

Shareholders must register in advance to attend the Virtual Meeting by visiting https://viewproxy.com/MassMutual/broadridgevsm/

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY MEETING FOLLOWING POSTPONEMENTS OR ADJOURNMENTS THEREOF.

PLEASE VOTE, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

MASSMUTUAL
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D68519-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR each of the following proposals:

	For All	Withhold All	For All Except
1. To elect ten Trustees to the Board of Trustees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

01) Allan W. Blair
02) Nabil N. El-Hage
03) Michael R. Fanning
04) Maria D. Furman
05) R. Bradford Malt
06) C. Ann Merrifield
07) Clifford M. Noreen
08) Cynthia R. Plouché
09) Jason J. Price
10) Susan B. Sweeney

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on May 25, 2022:
The Letter to Shareholder, Notice of Meeting, and Proxy Statement are available online at **www.proxyvote.com**.

D68520-TBD

MASSMUTUAL SELECT FUNDS
MASSMUTUAL PREMIER FUNDS
MASSMUTUAL ADVANTAGE FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of one or more mutual funds comprising the MassMutual Select Funds, the MassMutual Premier Funds, or the MassMutual Advantage Funds (separately, a "Trust" and together the "Trusts"), hereby appoints Douglas Steele, Renee Hitchcock, Andrew Goldberg, and Jill Nareau Robert, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund, as referenced on the reverse side, standing in the name of the undersigned at the close of business on February 25, 2022, at a Special Meeting to be held virtually on May 25, 2022, at 3:00 p.m. Eastern Time and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

Shareholders must register in advance to attend the Virtual Meeting by visiting https://viewproxy.com/MassMutual/broadridgevsm/

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY MEETING FOLLOWING POSTPONEMENTS OR ADJOURNMENTS THEREOF.

PLEASE VOTE, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.